SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SLM CORPORATION

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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12061 Bluemont Way
Reston, Virginia 20190

April 11, 2008

Dear Shareholder:

We cordially invite you to attend SLM Corporation’s Annual Meeting of Shareholders on Thursday, May 8, 2008 at 11:00 a.m. at the Corporation’s offices located at 12061 Bluemont Way, Reston, Virginia 20190.

At the meeting, shareholders will vote on a number of important matters. Please take the time to read carefully each of the proposals described in this proxy statement.

Thank you for your investment in Sallie Mae.

Sincerely,

Anthony P. Terracciano
Chairman of the Board of Directors

12061 Bluemont Way
Reston, Virginia 20190

April 11, 2008

SLM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 8, 2008

To our Shareholders:

The 2008 Annual Meeting of Shareholders of SLM Corporation will be held at the Corporation’s offices, 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 8, 2008 beginning at 11:00 a.m., local time. At the meeting, holders of the Corporation’s outstanding common stock will consider and vote on the following matters:

•	Election of directors for a term of one year and until their successors have been elected or appointed;

•	Amendment to the SLM Corporation Certificate of Incorporation;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2008; and

•	Any other matters that properly come before the meeting.

All record holders of shares of SLM Corporation common stock at the close of business on March 31, 2008 are entitled to vote at the meeting.

If you are a shareholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting.

If your shares are held by a bank or broker, please bring to the meeting your statement evidencing your beneficial ownership of SLM Corporation common stock and photo identification.

Your participation in the Annual Meeting is important. We urge you to vote your proxy at your earliest convenience. You may vote by mail, telephone or over the Internet, depending on how your share ownership is recorded. If you plan to attend the Annual Meeting, please advise my office directly at (703) 984-6785.

Mary F. Eure
Corporate Secretary

PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials For the
Annual Meeting of Shareholders to be Held on May 8, 2008

The proxy statement and annual report on Form 10-K
are available at http://www.salliemae.com/about/investors/annualreports

The Board of Directors of SLM Corporation (the “Corporation” or “Sallie Mae”) solicits your proxy to conduct business at the Corporation’s Annual Meeting to be held at the Corporation’s offices, 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 8, 2008 at 11:00 a.m., local time.

This proxy statement includes information about the Corporation’s:

•	Annual election of directors;

•	Request of shareholders to amend the SLM Corporation Certificate of Incorporation;

•	Corporate governance and board matters;

•	Independent registered public accounting firm (the “independent accountant”);

•	Compensation for executive officers and directors;

•	Stock ownership for executive officers and directors; and

•	Voting procedures.

We have also enclosed the Corporation’s Annual Report on Form 10-K (the “Form 10-K”), which provides financial results for 2007. The proxy statement and Form 10-K are available at www.salliemae.com under “Investors, Annual Reports.” You may obtain additional copies by contacting the Office of the Corporate Secretary, SLM Corporation, 12061 Bluemont Way, Reston, Virginia, 20190.

This proxy statement, the Form 10-K, and the accompanying proxy card are being mailed to SLM Corporation shareholders beginning about April 11, 2008.

PROPOSAL 1—ELECTION OF DIRECTORS

At the 2008 Annual Meeting, 15 directors are to be elected to hold office until the 2009 Annual Meeting and until their successors have been elected or appointed. The 15 persons nominated by the Board for election at the 2008 Annual Meeting are listed below, with brief biographies. All of the 15 nominees are currently serving as Sallie Mae directors. Mr. Anthony P. Terracciano was appointed to the Board on January 9, 2008. On March 20, 2008, Mr. Charles L. Daley resigned from the Board and Messrs. Michael E. Martin and Frank C. Puleo were appointed to the Board. On March 24, 2008, Mr. Benjamin J. Lambert, III resigned from the Board. On March 31, 2008, Mr. Howard H. Newman was appointed to the Board. The Board wishes to thank Messrs. Daley and Lambert for their dedicated service to the Corporation. Messrs. Terracciano, Martin, Puleo and Newman were first identified as possible nominees by non-management directors.

We do not know of any reason why any of the nominees would be unable to serve. However, if any of the nominees should become unavailable to serve as a director, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, the persons named as proxies will vote “FOR” that substitute nominee.

Required Vote

As set forth in the Corporation’s By-laws, a majority of votes cast is required in the election of directors in an uncontested election. A nominee will be elected to the Board if the number of votes “FOR” the nominee exceeds the number of shares voted “AGAINST” the nominee’s election. You may cumulate your vote and cast all your votes “FOR” one nominee or you may distribute your votes among the nominees in any manner.

If cumulative voting is applied at the Annual Meeting, the persons named as proxies may cumulate votes and cast such votes in favor of the election of some or all of the Board’s nominees in their sole discretion, except that a shareholder’s votes will not be cast for a nominee as to whom such shareholder instructs that such votes be withheld or be cast “AGAINST” or “ABSTAIN.” For additional information, see “General Information; About Voting” at the end of this proxy statement.

For elections at which the majority vote standard applies, the Nominations and Governance Committee has established procedures under which a currently serving director tenders his or her resignation, which resignation shall be effective only if he or she is not re-elected, and the resignation is accepted by the Board. If any of the 15 nominees fails to receive a majority of the votes cast “FOR” his or her election, the Nominations and Governance Committee of the Board of Directors will make a recommendation to the Board on whether to accept or reject the nominee’s resignation, which shall be automatically tendered upon the certification of the election results. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Unless marked to the contrary, proxies received will be voted “FOR” the nominees named in this proxy statement in order to elect all of the nominees or the maximum number possible.

Board Recommendation

The Board of Directors recommends a vote “FOR” the election of the 14 nominees named below. Proxies will be so voted unless shareholders specify a contrary choice on their proxy card.

Name and Age	Position, Principal Occupation,
Service as a Director*	Business Experience and Directorships

Ann Torre Bates 50 Director Since July 31, 1997	Strategic and Financial Consultant
• Strategic and Financial Consultant—1998 to present
• Executive Vice President, Chief Financial Officer and Treasurer, NHP Incorporated, a national real estate services firm—1995 to 1997
• Vice President and Treasurer, US Airways—1991 to 1995, various finance positions—1988 to 1991
• Directorships of Other Public Companies: U.S. Templeton Mutual Funds, Franklin Mutual Series and Recovery Funds and Allied Capital Corporation

William M. Diefenderfer, III 62 Director since May 20, 1999	Partner, Diefenderfer, Hoover & Wood
• Partner, Diefenderfer, Hoover & Wood, a law firm, Pittsburgh, PA—1991 to present
• Chief Executive Officer and President, enumerate Solutions, Inc., a privately-owned technology company—2000 to 2002
• Treasurer and Chief Financial Officer, Icarus Aircraft, Inc., a privately-owned aviation technology company—1992 to 1996
• Deputy Director of the Office of Management and Budget—1989 to 1991
• Directorships of Other Public Companies: U-Store-It Trust (Chairman)
• Other Activities: Commission on the Future for America’s Veterans

Name and Age	Position, Principal Occupation,
Service as a Director*	Business Experience and Directorships

Diane Suitt Gilleland 61 Director since March 25, 1994	Associate Professor of Higher Education, University of Arkansas, Little Rock
• Associate Professor of Higher Education, University of Arkansas, Little Rock—2003 to present
• Deputy Director, Illinois Board of Higher Education—1999 to 2003
• Senior Associate, Institute for Higher Education Policy—1998 to 1999
• Senior Fellow, American Council on Education, Washington, DC—1997
• Director, Arkansas Department of Higher Education—1990 to 1997
• Chief Finance Officer, Arkansas Department of Higher Education—1986 to 1990
• Other Activities: Director, University of Arkansas at Pine Bluff Foundation, University of Arkansas Foundation Board

Earl A. Goode 67 Director since July 31, 2000	Chief of Staff to the Governor of Indiana
• Chief of Staff to the Governor of Indiana—November 2006 to present, Deputy Chief of Staff to the Governor of Indiana—April 2006 to November 2006
• Commissioner, Department of Administration, State of Indiana—January 2005 to April 2006
• Chairman, Indiana Sports Corporation—2001 to 2006
• President, GTE Information Services and GTE Directories Corporation—1994 to 2000, President, GTE Telephone Operations North and East—1990 to 1994, President, GTE Telephone Company of the Southwest—1988 to 1990
• Other Activities: Trustee, Georgetown College

Ronald F. Hunt 64 Director since July 5, 1995	Attorney
• Attorney—1990 to present
• Chairman, National Student Clearinghouse—1997 to 2004
• Executive Vice President and General Counsel, Student Loan Marketing Association—1984 to 1990, various officer positions—1973 to 1984
• Other Activities: Chairman, Warren Wilson College Board of Trustees

Albert L. Lord 62 Director since July 5, 1995	Vice Chairman and Chief Executive Officer, SLM Corporation
• Vice Chairman (since January 2008) and Chief Executive Officer (since December 2007), SLM Corporation
• Chairman, SLM Corporation—March 2005 to January 2008, Vice Chairman and Chief Executive Officer—1997 to May 2005
• Member, Seneca Ridge Management, LLC, an investment company—2005 to present
• President and principal shareholder, LCL Ltd., an investment and financial consulting firm—1994 to 1997
• Executive Vice President and Chief Operating Officer, Student Loan Marketing Association—1990 to 1994, various officer positions—1981 to 1990
• Directorships of Other Public Companies: Bearing Point, Inc.
• Other Activities: Director, The National Academy Foundation, Children’s Choice Learning Centers, Inc.

Name and Age	Position, Principal Occupation,
Service as a Director*	Business Experience and Directorships

Michael E. Martin 52 Director since March 20, 2008
President, Brooklyn NY Holdings LLC
• President, Brooklyn NY Holdings LLC, an asset and investment management firm—2006 to present
• Vice Chairman and Managing Director, UBS Investment Bank—2002 to 2006
• Managing Director, Credit Suisse First Boston and First Boston Corporation—August 1987 to 2002
• Associate, Wachtell, Lipton, Rosen and Katz—1983 to 1987
• Directorships of Other Public Companies: Chairman, BPW Acquisition Corp.

Barry A. Munitz 66 Director since July 31, 1997	Trustee Professor, California State University, LA
• Trustee Professor, California State University, LA—2006 to present
• Chair, California P-16 Council, an organization that develops strategies to improve education in the State of California—2005 to present
• President and Chief Executive Officer, The J. Paul Getty Trust—1997 to 2006
• Chancellor and Chief Executive Officer, California State University System—1991 to 1997
• Other Activities: Fellow, The American Academy of Arts and Sciences; Director, Leeds Equity Partners Advisory Board, Broad Family Foundations, COTSEN Foundation

Howard H. Newman 60 Director since March 31, 2008	• President and Chief Executive Officer, Pine Brook Road Partners, LLC
• President and Chief Executive Officer, Pine Brook Road Partners, LLC, a private equity firm—2006 to present
• Vice Chairman and Senior Advisor, Warburg Pincas LLC—1984 to 2006
• Various titles, Morgan Stanley & Co.—1974 to 1983
Directorships of Other Public Companies: Newfield Exploration Company

A. Alexander Porter, Jr. 69 Director since July 5, 1995	Founder and Partner, Porter Orlin Inc.
• Founder and Partner, Porter Orlin Inc. (formerly named Porter Felleman, Inc.), an investment management company—1976 to present
• Other Activities: Founder and Director, Distribution Technology, Inc.; Trustee, Davidson College, The John Simon Guggenheim Memorial Foundation, Queens University of Charlotte, North Carolina, Library of America

Frank C. Puleo 62 Director since March 20, 2008	Attorney
• Private attorney—2006 to present
• Co-Chair, Global Finance Group, Milbank, Tweed, Hadley & McCloy LLP—1995 to 2006, Partner—1978 to 2006
• Directorships of Other Public Companies: Apollo Investment Corporation
• Other Activities: Director, Commercial Industrial Finance Corporation

Name and Age	Position, Principal Occupation,
Service as a Director*	Business Experience and Directorships

Wolfgang Schoellkopf 75 Director since July 31, 1997	Managing Partner, Lykos Capital Management, LLC
• Managing Partner, Lykos Capital Management, LLC, a private equity management company—2003 to present
• Chief Executive Officer, Bank Austria Group’s U.S. operations—2000 to 2001
• Vice Chairman and Chief Financial Officer, First Fidelity Bancorporation—1990 to 1996
• Executive Vice President and Treasurer, The Chase Manhattan Bank—1979 to 1988, various officer positions—1963 to 1988
• Directorships of Other Public Companies: BPW Acquisition Corp.
• Other Activities: Chairman, UniCredit Cayman Islands Ltd.

Steven L. Shapiro 67 Director since July 5, 1995	Certified Public Accountant and Personal Financial Specialist
• Certified Public Accountant and Personal Financial Specialist, Alloy, Silverstein, Shapiro, Adams, Mulford, Cicalese, Wilson & Co., an accounting firm, Chairman—1995 to present, various positions—1960 to present
• Other Activities: Director, MetLife Bank; Member, Rutgers University Executive Advisory Council, American Institute of Certified Public Accountants, New Jersey and Pennsylvania Societies of CPAs; Trustee, Virtua Health and Hospital Foundation Board

Anthony P. Terracciano 68 Director since January 7, 2008	Chairman, SLM Corporation
• Chairman, SLM Corporation—January 2008 to present
• Chairman, Riggs National Corporation—2004 to 2005
• Vice Chairman, American Water Works Company Inc.—1998 to 2003
• Chairman, Dime Bancorp—2000 to 2002
• President, First Union Corporation (now Wachovia); Chairman and CEO, First Fidelity Bancorp; President Mellon Bank Corp.; Vice Chairman and Chief Financial officer, Chase Manhattan Bank
• Directorships of Other Public Companies: IKON Office Solutions
• Other Activities: Director, Avaya, Inc. Trustee, Monmouth Medical Center, University of Medicine & Dentistry of New Jersey, New Jersey State Investment Council

Barry L. Williams 63 Director since July 31, 2000	Founder, President and Director, Williams Pacific Ventures, Inc.
• President, Williams Pacific Ventures, Inc., a consulting and investment company—1987 to present
• Interim President and CEO, the American Management Association International—2000 to 2001
• Bechtel Group, Managing Principal, Bechtel Investments, Inc.—1979 to 1987
• Directorships of Other Public Companies: PG&E Corporation, R.H. Donnelly & Company, CH2M Hill Companies, Northwestern Mutual Life Insurance Company, Simpson Manufacturing Co., Inc.
• Other Activities: Trustee, American Conservatory Theater, American Management Association, Resources Legacy Foundation; Chair, Management Leadership for Tomorrow, African American Experience Fund

*	Includes service on the Board of the Student Loan Marketing Association (“SLMA”) for the period of time that SLMA was the predecessor of SLM Corporation. Does not include service on the Board of SLMA for the period of time that SLMA was a subsidiary of SLM Corporation.

PROPOSAL 2—AMENDMENT TO THE SLM CORPORATION
CERTIFICATE OF INCORPORATION

At the Annual Meeting, shareholders will be asked to approve amending Article Six of the Company’s Certificate of Incorporation (the “Charter”) to increase the maximum Board size from fifteen (15) to sixteen (16). The Board of Directors has approved the proposed amendment and declared it to be advisable.

The proposed amendment is set forth in italics in a portion of the Charter that is attached as Attachment A. A summary of the proposed amendment is described below. Shareholders are urged to read carefully Attachment A. A copy of the complete Charter is available from the Corporate Secretary.

Summary of Proposed Amendment

Article Six of the Charter currently provides, in part, that the number of directors shall be not less than eleven (11) and no more than fifteen (15). The proposed amendment to the Charter would instead permit the number of directors to be no more than sixteen (16).

Reason for the Proposal

The Board has determined that it is in the best interest of shareholders to bring new talent to the Board. As set forth in Proposal 1—Election of Directors, the Board recently appointed three individuals, Messrs. Martin, Newman and Puleo, for initial Board service with skills and experience that will enhance the governance of the Corporation. The amendment to the Charter will enable the Board to further enhance the governance of the Corporation by adding an additional Board member at a later time. While the Nominations and Governance Committee is evaluating several potential director candidates, it has not as of the date of this proxy statement selected any persons who would be named as directors if the proposed amendment to the Charter is approved.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding on March 31, 2008, is required to approve this proposal. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

Board Recommendation

The Board of Directors recommends a vote “FOR” the approval of the Amendment to the SLM Corporation Certificate of Incorporation.

CORPORATE GOVERNANCE

Role and Responsibilities of the Board of Directors

The role of the Board of Directors is to promote sustainable, long-term growth of the Corporation in the interest of its shareholders. The primary responsibilities of the Board are:

•	Selecting, evaluating and compensating the Chief Executive Officer (“CEO”);

•	Planning for succession of the CEO and members of the executive management team;

•	Reviewing and approving the Corporation’s annual business plan and reviewing the Corporation’s long-term strategic plan;

•	Monitoring management’s performance against the annual business plan;

•	Reviewing and approving major transactions;

•	Through its Audit Committee, selecting and overseeing the Corporation’s independent accountant;

•	Evaluating the Corporation’s overall risk control environment;

•	Recommending director candidates for election by shareholders; and

•	Evaluating its own effectiveness.

To guide and assist the Board in performing its responsibilities, the Board has adopted governance guidelines and established Board committees. These governance tools are discussed below.

Board Governance Guidelines

The Board’s governance has been guided by a set of principles initially adopted in 1997. The Board’s revised guidelines are published at www.salliemae.com under “About Us, Investors, Corporate Governance” and a written copy may be obtained by contacting the Corporate Secretary. The Board reviews the guidelines annually. Among other matters, the guidelines provide the following:

•	A majority of the members of the Board must be independent directors and all members of the Audit, Nominations and Governance, and Compensation and Personnel Committees must be independent.

•	All directors stand for re-election every year. Directors are elected under a majority vote standard in uncontested elections and shareholders are entitled to cumulate their shares for the election of directors. Directors are not eligible to stand for re-election after reaching age 75. The Board waived this requirement for Wolfgang Schoellkopf, who has been asked by the Board to serve another year.

•	The Board has established the position of Lead Independent Director, currently held by Mr. Schoellkopf. In January 2008, the Board named an independent director as Chairman, Mr. Terracciano.

•	Each regularly scheduled Board meeting concludes with two executive sessions. The first such session is of all members of the Board, including the CEO and Vice Chairman, Mr. Lord. The second session, a session of independent directors, excludes Mr. Lord and is presided over by either Mr. Schoellkopf, the Lead Independent Director, or Mr. Terracciano, the Independent Chairman. Each regularly scheduled committee meeting concludes with an executive session presided over by the committee chair.

•	Board compensation includes Sallie Mae stock or other equity-linked compensation.

•	The Board undertakes an annual review of Board and committee processes and procedures.

•	Board members have open communications with all members of management.

•	The Board may engage its own advisors.

Director Independence

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Corporation. The Board has established guidelines to assist it in determining director independence, which conform with and in some cases are more stringent than the independence requirements of the New York Stock Exchange (“NYSE”) listing standards. The Corporation’s director independence guidelines are included in the Board’s governance guidelines that are published at www.salliemae.com under “About Us, Investors, Corporate Governance” and are listed below.

The Board has determined that the following individuals (that is, all of the nominees standing for election at the 2008 Annual Meeting, other than Mr. Lord) are independent of the Corporation because such nominees have no material relationships with the Corporation: Mses. Bates and Gilleland and Messrs. Diefenderfer, Goode, Hunt, Martin, Munitz, Newman, Porter, Puleo, Schoellkopf, Shapiro, Terracciano and Williams. The Board made this determination based on the following:

•	No nominee, other than Mr. Lord, is currently or within the past three years has been an employee of the Corporation;

•	No nominee has an immediate family member who is an officer of the Corporation or, other than Mr. Lord, has any current or recent material relationship with the Corporation;

•	No nominee has a personal services contract with the Corporation, in any amount;

•	No nominee is an employee or owner of a firm that is one of the Corporation’s paid advisors or consultants;

•	No nominee is employed by a business that directly competes against the Corporation;

•	No executive officer of the Corporation serves on either the board of directors or the compensation committee of any corporation that employs either a nominee or a member of the immediate family of any nominee;

•	No nominee or immediate family member of a nominee serves as an executive officer of any entity with which the Corporation’s annual sales or purchases exceeded $1,000,000 or two percent, whichever is greater, of that company’s annual revenues for the last fiscal year; and

•	No nominee or spouse of a nominee is an employee of a charitable organization, foundation or university that received in any one year from the Corporation, in the form of charitable contributions, grants or endowments, more than the greater of (i) $1,000,000 or (ii) two percent of the organization’s total annual receipts.

In making its determination regarding independence, the Board took into account the following relationships: Mr. Hunt was an executive officer of the predecessor of the Corporation until 1990; Messrs. Goode, Hunt and Shapiro serve as board members or trustees of charitable organizations that received charitable gifts under the Corporation’s charitable gift program described in this proxy statement. None of these individuals, or their spouses, are employed by the organizations and the gifts were well below the thresholds in the Board’s independence standards. Mr. Lord is not independent because of his employment relationship with the Corporation.

Board Meetings

During 2007, the Board of Directors met 24 times. Each of the incumbent directors attended at least 75 percent of the total number of meetings of the Board and committees on which they serve. Directors are expected to attend the Annual Meeting and all members of the Board, other than Mr. Munitz, attended the Annual Meeting in May 2007.

Board Committees

The Board has established the following committees (the “Core Standing Committees”) to assist in its oversight responsibilities:

•	Audit Committee

•	Compensation and Personnel Committee

•	Finance and Operations Committee

•	Nominations and Governance Committee

Each committee has a Board-approved written charter, which sets forth the respective committee’s functions and responsibilities. Committee charters are published at www.salliemae.com under “About Us, Investors, Corporate Governance.” Shareholders may obtain a written copy of a committee charter by contacting the Corporate Secretary.

An annual work plan is created from the charters of each Core Standing Committee so that responsibilities of the committees are addressed at appropriate times throughout the year. Agendas for meetings are based on each committee’s annual work plan and any other current matter the Committee Chair or management believes should be addressed at the meeting. The work of each committee is regularly reported to the full Board by the Committee Chair.

In addition to the Core Standing Committees, the Board has established several additional committees: the Executive Committee, which meets at least quarterly with the Audit Committee to review the Corporation’s earnings prior to their release to the public and on an as-needed basis; the Preferred Stock Committee, which meets at least once each year to oversee the interests of the Corporation’s preferred stock holders; and during 2007, the Board established the Transaction Committee to assist the Board in the evaluation and negotiation of a merger of the Corporation.

The current membership of the Core Standing Committees, and the number of meetings held in 2007, is as follows:

	Compensation &	Finance &	Nominations &
Audit Committee	Personnel Committee	Operations Committee	Governance Committee
William M. Diefenderfer, III*	Earl A. Goode*	Barry L. Williams*	Steven L. Shapiro*
Ann Torre Bates	Diane Suitt Gilleland	Diane Suitt Gilleland	Ann Torre Bates
Ronald F. Hunt	Barry A. Munitz	Earl A. Goode	William. Diefenderfer, III
A. Alexander Porter, Jr.	Wolfgang Schoellkopf	Barry A. Munitz	Ronald F. Hunt
Barry L. Williams	Steven L. Shapiro	A. Alexander Porter, Jr.
Wolfgang Schoellkopf

Meetings Held: 12	Meetings Held: 12	Meetings Held: 3	Meetings Held: 3

*	Committee Chairman

A description of the function of each committee follows.

Audit Committee.  The Audit Committee represents and assists the Board in fulfilling its responsibilities by providing oversight relating to: (1) the assessment and management of certain business risks, including financial, operational, litigation and regulatory risks; (2) the integrity of the Corporation’s financial reporting; (3) the Corporation’s system of disclosure controls and system of internal controls regarding financial, accounting, legal compliance and ethics; (4) the independent accountant qualifications, independence and performance; (5) the performance of the Corporation’s internal audit function; (6) the Corporation’s compliance with legal and regulatory requirements; (7) the review of related persons transactions; and (8) the preparation of the report of the Committee for the Corporation’s annual proxy statement, as required by the Securities and Exchange Commission (“SEC”).

The Board has determined that all the members of the Audit Committee are independent under the Corporation’s governance guidelines and NYSE listing standards and that all members of the Audit Committee satisfy the heightened independence standards for audit committee members under the NYSE listing standards. In addition, the Board has determined that Ms. Bates and Messrs. Diefenderfer, Porter, and Williams qualify as audit committee financial experts within the meaning of the SEC regulations. None of the Committee members serves on the audit committee of more than three public companies.

Compensation and Personnel Committee.  The Compensation and Personnel Committee (or the “Compensation Committee”): (1) assists the Board in fulfilling its responsibilities relating to human resources, compensation and benefit matters concerning the Corporation and its subsidiaries; (2) discharges the Board’s responsibilities relating to compensation of the Corporation’s executives; (3) considers and makes recommendations to the Board with respect to its own compensation; and (4) prepares the report of the Committee for the Corporation’s annual proxy statement, as required by the SEC.

The Board of Directors has determined that all Committee members are independent under the Corporation’s governance guidelines and NYSE listing standards.

The Compensation Committee considers executive and director compensation on an annual basis, culminating in decisions in January of each year. Also, throughout the year, the Committee considers executive compensation as warranted by personnel changes.

The Board sets compensation for directors. The Compensation Committee sets compensation for officers at the level of Senior Vice President and above. The Chief Executive Officer or his delegate sets pay for all other employees.

The Compensation Committee retains a compensation consultant to advise it. The current compensation consultant is Semler Brossy Consulting Group LLC. The Committee has directed Semler Brossy to: (1) recommend a peer group of companies that may be used for benchmarking executive and director compensation (the “Peer Group”); (2) inform the Committee about the marketplace for the amount and form of director and executive compensation; (3) inform the Committee of trends in executive and director compensation; (4) update the Committee on legislative and regulatory changes that impact director and executive compensation; and (5) provide its views on the reasonableness of amounts and forms of director and executive compensation. At the request of the Committee, Semler Brossy is available to management to assist in determining how the Corporation’s pay philosophy and program should apply to the Vice President level and below.

The processes to consider compensation for executive officers and directors are as follows:

Annual Executive Compensation:  The process for the annual review of executive compensation is discussed on page 14 of this proxy statement.

Annual Director Compensation:  The Compensation Committee annually reviews director compensation of the Peer Group. After discussion with the Committee’s consultant and management, the Committee recommends director compensation to the Board.

Promotions/New Hires:  Throughout the year, as the Corporation’s executive talent needs change, promotions and/or new hires at the level of Senior Vice President and above may occur. In these cases, a Compensation Committee meeting is convened to consider the appropriate amount and form of compensation for each individual. Management recommends an arrangement to the Committee for its consideration. Typically, the Committee’s consultant does not attend these meetings, but may give its input on the proposed arrangement to management and the Committee Chair.

Finance and Operations Committee.  The Finance and Operations Committee assists the Board in fulfilling its responsibilities and providing oversight relating to capital management, financing strategy and the general operations of the business.

Nominations and Governance Committee.  The Nominations and Governance Committee assists the Board in establishing appropriate standards for the governance of the Corporation, the operations of the Board and the qualifications of directors. The Committee also identifies individuals qualified to become Board members and recommends to the Board the director nominees for each annual meeting of shareholders.

The Board has determined that all of the members of the Nominations and Governance Committee are independent under the Corporation’s governance guidelines and NYSE listing standards.

Nominations Process

The Nominations and Governance Committee considers director candidates recommended in good faith by shareholders. The Committee also receives suggestions for candidates from Board members. Candidates are evaluated based on the needs of the Board and the Corporation at that time, given the then-current mix of Board members. When evaluating a candidate, factors that the Nominations and Governance Committee looks for and considers, include, but are not limited to, a nominee’s:

•	Skills and experience, particularly in the areas of accounting, finance, banking, higher education, marketing and information technology, human resources and law;

•	Knowledge of the business of the Corporation;

•	Proven record of accomplishment;

•	Ability to commit the time necessary for Board service;

•	Ability to add diversity to the Board with regard to race, gender and geographic location;

•	Integrity and sound judgment in areas relevant to the business;

•	Impartiality in representing shareholders;

•	Ability to challenge and stimulate management; and

•	Independence.

To recommend a candidate, shareholders should send, in writing, the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Chairman of the Nominations and Governance Committee, in care of the Corporate Secretary at SLM Corporation, 12061 Bluemont Way, Reston, VA 20190. The shareholder should also include his or her contact information and a statement of his or her share ownership. The Nominations and Governance Committee considers and evaluates candidates recommended by shareholders in the same manner that it considers and evaluates other director candidates.

Shareholder Communications with the Board

Shareholders and other interested parties may submit communications to the Board of Directors, all non-management directors, the Lead Independent Director, the Chairman of the Board, or any other individual member of the Board by contacting the Chairman of the Board or the Lead Independent Director in writing at the following address: Office of the Chairman of the Board or Office of the Lead Independent Director, SLM Corporation, 12061 Bluemont Way, Reston, VA 20190. The Corporate Secretary will review all communications from our shareholders. Communications relevant to our business and operations, as determined by the Corporate Secretary, will be forwarded to the Board or individual members, as appropriate.

Related Persons Transactions

Review and Approval of Related Persons Transactions.  The Corporation has a written policy regarding review and approval of related persons transactions. The policy is published at www.salliemae.com under “About Us, Investors, Corporate Governance.”

Transactions covered by the policy are transactions involving the Corporation in excess of $120,000 in any year in which any director, director nominee, executive officer, greater-than-5% beneficial owner, and their respective immediate family members has or have a direct or indirect interest (other than as a director or less-than-10% owner of an entity). Transactions that are considered routine are “pre-approved” under the policy. For example, certain loans made in the ordinary course of our business to executive officers, directors and their family members are considered related persons transactions and may require proxy disclosure, but are pre-approved under the policy.

The policy provides that the Audit Committee initially reviews a proposed related persons transaction and makes a recommendation to the full Board regarding whether to approve the transaction. In considering a transaction, the Audit Committee takes into account whether a transaction would be on terms generally available to an unaffiliated third party under the same or similar circumstances.

Transactions.  The following transactions were entered into under the terms of the foregoing policy:

During 2007, the son of Thomas J. Fitzpatrick, CEO through May 22, 2007, was employed by a Corporation subsidiary as a regional sales manager and received a base salary of $65,000 and incentive compensation of $120,000.

In August 2007, the Corporation sold to Mr. Fitzpatrick a townhouse property located in Reston, Virginia for $537,500. The Board of Directors approved the sale after determining that the sale was on terms no less favorable than terms generally available to an unaffiliated third-party under similar circumstances.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management and the Corporation’s independent accountant, PricewaterhouseCoopers LLP, the Corporation’s audited financial statements as of and for the year ended December 31, 2007. The Committee also discussed with PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, and with and without management present, discussed and reviewed the results of the independent accountant’s examination of the financial statements.

The Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with the accountant the accountant’s independence, including relationships that may have an impact on the accountant’s objectivity and independence.

Following the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Audit Committee
William M. Diefenderfer, III, Chairman
Ann Torre Bates
Ronald F. Hunt
A. Alexander Porter, Jr.
Barry L. Williams

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Corporation’s independent accountant is selected by the Audit Committee. On January 31, 2008, the Audit Committee appointed PricewaterhouseCoopers LLP as the Corporation’s independent accountant for 2008, subject to ratification by the Corporation’s shareholders.

This proposal is put before the shareholders because the Board believes that it is a good corporate practice to seek shareholder ratification of the selection of the independent accountant. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to respond to appropriate questions from shareholders present at the meeting and will have an opportunity to make a statement if they desire to do so.

Independent Accountant

Fees for services performed for the Corporation by its independent accountant, PricewaterhouseCoopers LLP, for fiscal year ended December 31, 2007, and for fiscal year ended December 31, 2006, are set forth below.

Principal Independent Accountant’s Fees and Services
	2007	2006

Audit	$6,261,369	$6,114,947
Audit Related	3,079,060	3,494,830
Tax	31,300	157,815
All Other	—	—
Total	$9,371,729	$9,767,592

Audit fees were for professional services rendered for the audits of the consolidated financial statements of the Corporation and statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

Audit Related fees were for assurance and other services related to service provider compliance reports, trust servicing and administration reports, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees were for services related to tax compliance, tax planning, and state tax assistance.

All Other fees for the years ended December 31, 2007 and December 31, 2006 were $0.

Auditor Fees Pre-approval Policy.  In 2002, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent accountant to the Corporation. The policy requires that all services to be provided by the Corporation’s independent accountant be pre-approved by the Audit Committee or its Chair. Each approval must describe the non-audit services provided and set a dollar limit for the services. The Committee, or its Chair, pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP during 2007. The Committee receives regular reports from management regarding the actual provision of non-audit services by PricewaterhouseCoopers LLP that have been pre-approved by the Committee.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to be voted at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP. Unless marked to the contrary, proxies received will be voted “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent account for 2008.

Board Recommendation

The Board of Directors of the Corporation recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountant for 2008.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Introduction

2007 presented many challenges to Sallie Mae and its executive management team. The Corporation entered into a merger agreement, which ultimately was not consummated. The College Cost Reduction and Access Act of 2007 was enacted, changing the profitability of the federally guaranteed student loan business. The Corporation began to curtail making non-traditional loans in response to losses in that business line. The credit markets came to a virtual standstill. Public equity offerings were executed during the last week of the year.

The executive management team itself experienced significant turnover. The Corporation was led by three different CEOs. Four of the five Named Executive Officers (the “NEOs”) for 2006 were not serving as executive officers at the end of 2007. The NEOs for 20071 were called to respond to shifting business objectives in the areas of corporate finance, sales and marketing, as well as increased demands on leadership, dedication and flexibility in managing the Corporation during a difficult time.

The Compensation Committee sought to balance the need to retain executives while recognizing that the final operating results for the year ended with underperformance in several key categories including “core earnings”2 net income, fee income and the student loan spread. In addition to receiving lower than expected bonuses, the executive management team experienced significant loss in the value of outstanding equity awards that had been acquired and held over a number of years.

The remainder of this report explains the compensation decisions made for the NEOs reported in this proxy statement. The report provides context and perspective for the numerical information contained in the compensation tables that follow.

Compensation Reported in 2007: Process and Decisions Made

Process

The process for determining compensation reported in the tables that follow began in January 2007. At a meeting of the Compensation Committee in mid-January 2007, the Committee heard a report from its consultant, Semler Brossy, about executive pay at other companies, using data from a custom selected group (the “Peer Group”)3and a financial services industry survey (the “Survey Group”).4 The nature and scope of Semler Brossy’s role as a consultant and the material elements of the direction provided to Semler Brossy are disclosed in the “Board Committees” section of this proxy statement. The data were used to inform the Committee about the marketplace for executive pay and

1  NEOs for 2007 are the individuals who served as principal executive officer and principal financial officer at any time during 2007, the three most highly compensated executive officers, other than the principal executive officer and principal financial officer who served in these capacities as of December 31, 2007, and two additional individuals who would have been among the highest compensated executive officers, except that they were not serving as executive officers at December 31, 2007. For this purpose, “compensation” means the amount disclosed in the “Total” column of the Summary Compensation table in this proxy statement less the amounts disclosed in the Change in Pension Value column of that same table.
2  A description of “core earnings” treatment and a full reconciliation to the GAAP income statement can be found in the Company’s Annual Report on Form 10-K at the Company’s website as referenced on page 1 of this proxy statement.
3  Sixteen companies comprise the Corporation’s Peer Group. These companies are: Affiliated Computer Services, AFLAC, Inc., Bank of New York, BB&T Corp., Capital One, Charles Schwab & Co., Inc., CIT Group Inc., Countrywide Financial, Fannie Mae, Fifth Third Bancorp, First Data, Freddie Mac, Mellon Financial, PNC Financial Services, State Street Corporation and Sun Trust Banks, Inc. The companies are in the financial services and data processing sectors with revenues, assets, net income, market value and workforce size that are within a range of the Corporation’s. The executive and director compensation data of the Peer Group is generally as reported in proxy statements filed in 2006, reporting pay for 2005. Semler Brossy makes adjustments and updates to the data as appropriate in their judgment.
4  Sixty-six companies in the financial services industry with assets greater than $50 billion comprise the Survey, which is a Towers Perrin executive compensation database. These companies include banks, insurance companies, payment processors, federally-chartered financial institutions and money managers. The Corporation purchases this survey data from Towers Perrin and Towers Perrin is not retained by the Corporation as a compensation consultant.

to determine if pay at the Corporation was fair and reasonable. The data were not used to set pay at the Corporation at a particular percentile relative to executive pay reported in the Peer Group or Survey Group.

After hearing the consultant’s report and reviewing the Corporation’s performance for 2006, a discussion regarding the performance of each member of the executive management team occurred between members of the Committee, the CEO and the Senior Vice President for Human Resources. The CEO made recommendations to the Committee for base salaries, equity awards and performance bonuses for other NEOs. As a result of this process, base salaries and equity awards for 2007, which are reported in the tables that follow, were set.

With respect to the base salary of the NEOs, the Committee considered the current salaries of each NEO, the extent to which an NEO had taken on additional responsibilities during 2006 or was expected to take on additional responsibilities in 2007, and based on internal pay equity made subjective adjustments as it determined appropriate. The adjustments made for each NEO are discussed in the “Decisions Made” section that follows.

The process for granting 2007 equity awards began with an evaluation of the Corporation’s total equity budget. The Corporation has a policy of setting an annual equity budget of no more than two percent of the Corporation’s common stock outstanding as an appropriate allocation of shareholders’ equity to the workforce. At December 31, 2006, 410.6 million shares were outstanding. For 2007, the Corporation’s annual equity budget was 8.1 million shares.

The Corporation’s annual equity grants generally are divided equally among management and rank-and-file employees. In 2007, total grants covering approximately 4.2 million shares were made to management employees. Grants were not made to rank-and-file employees because the Corporation signed the merger agreement with the J.C. Flowers investor group, which prohibited equity grants prior to the scheduled time for making the rank-and-file employee grants.

The 4.2 million shares allocated to the management group were further allocated across each officer level. The allocation was based on the amount of responsibility and risk associated with each officer level and the number of individuals in each officer level. The allocation resulted in a grant guideline that the Committee followed to determine actual awards. The grant guideline for stock options awards for the NEOs was 25,000 options. The grant guideline for performance stock was 6,500 shares. Disclosure about whether an NEO was granted more or less than the grant guideline and why is in the “Decisions Made” section that follows.

Vesting of stock option awards is tied to an increase in the Corporation’s share price. So that the Corporation may use the Black-Scholes valuation methodology for accounting purposes, the options vest upon the eight anniversary of their grant date. Vesting of performance stock is tied to achieving the Corporation’s “core earnings” net income business plan target.

In January 2007, the Committee established the 2007 performance bonus plan (the “2007 Bonus Plan”), in conjunction with the Board of Directors’ approval of the 2007 annual business plan. The 2007 Bonus Plan was established under the shareholder-approved SLM Corporation Incentive Plan.5 All members of management, approximately 950 employees, were eligible to participate in the 2007 Bonus Plan.

5  In order to allow for tax deductibility of bonuses paid to the NEOs, the 2007 Bonus Plan set the achievement of positive core earnings net income and a maximum bonus that may be earned by any individual in a given year. The maximum individual bonus is the lesser of $5 million and one percent of the Corporation’s “core earnings” net income for the year ($560 million for 2007). The Committee then used its discretion and paid bonuses less than that amount. This tax-planning tool has been used since 1997 and frees the Committee to make decisions that it believes are appropriate from a business perspective, rather than decisions that are constrained or limited by the tax code.

At the time the original 2007 Bonus Plan was established, key measures for corporate success, which were adopted as performance metrics for the 2007 Bonus Plan, were determined to be:

•	Growth in “core earnings” earnings per share;
•	Growth in loan acquisitions;
•	Growth in fee income;
•	Expense management; and
•	Student loan spread, before loan loss provision

These metrics were considered by management and the Board to be key operating drivers that would reflect management’s performance. Management reported these, and other business drivers, at the conclusion of each calendar quarter in the Corporation’s earnings releases. Year-to-date performance as measured against the 2007 Bonus Plan was presented to the officers of the Corporation at semi-annual meetings and to the Compensation Committee throughout the year.

The purposes of establishing the 2007 Bonus Plan and communicating results against the Plan were to: 1) inform all management employees about the performance of the Corporation as a whole; 2) unite the workforce around common goals; and 3) set expectations about the level of bonus compensation that might be made at year end. As with past years, the 2007 Bonus Plan was not used to determine individual bonuses. Instead, individual bonuses were determined based primarily on individual performance, in the context of the extent to which the 2007 Bonus Plan targets were met.

The announcement of the merger agreement with the J.C. Flowers investor group had a significant impact on the Corporation’s business, primarily its student loan spread. To respond to this, the Compensation Committee modified the 2007 Bonus Plan to take into account the expenses of the transaction and the importance of closing the transaction.

Throughout the year, directors had contact with members of the executive management team at one-on-one meetings to prepare for Board and Committee meetings, at Board and Committee meetings themselves, investor conferences, other corporate events, and on an ad hoc basis, as directors sought information from or gave guidance to members of management. This contact enabled directors to observe first hand the communication, analytical and leadership skills of the management team. Also, each regularly scheduled Board meeting included a session with the CEO during which time the CEO discussed the challenges of the business and how members of the management team were addressing the challenges. These sessions were followed by executive sessions of the independent directors, during which independent Board members discussed among themselves the CEO’s performance. These interactions served to inform the Compensation Committee when they approached pay decisions in January 2008.

Two Compensation Committee meetings were held in January 2008, just as they had been in January 2007. At the first meeting in early January 2008, the Committee heard a report from its consultant on executive pay for the Peer Group and Survey Group. Final year-end results against the 2007 Bonus Plan were reported and discussed. A discussion occurred between the Committee, the CEO and the Senior Vice President for Human Resources regarding individual performance. A second meeting was held nine days later, at which time the Committee, among other things, awarded bonuses based on performance in 2007, which are reported in the tables that follow. As explained above, the Compensation Committee did not use the final 2007 Bonus Plan score, 34 percent out of a possible 100 percent, to make individual pay decisions. Rather, the Committee used this information to understand how well the management team performed against the 2007 Bonus Plan and to determine, in general, how large the bonuses should be in relation to the award targets for superior performance.

Decisions Made

Key considerations of each NEO’s individual performance and how that performance resulted in pay decisions are as follows.

Mr. Lord.  Executive compensation decisions regarding Mr. Lord were out of the ordinary course of business and reflected the unique situation in which the Corporation found itself in the fourth quarter of 2007. There was uncertainty as to whether the transaction with the J.C. Flowers investor group would close. The credit markets were tightening. The impacts of the passage of the College Cost Reduction and Access Act of 2007 were being felt. A significant restructuring of the executive management team was underway. Given the circumstances, the Board of Directors believed it was imperative to re-engage Mr. Lord in the full-time management of the Corporation in the event the Flowers transaction did not close.

After consultation with the Board of Directors and Semler Brossy, the Compensation Committee set Mr. Lord’s base salary at $250,000 per month and granted him 4.5 million stock appreciation rights. The Committee determined this to be appropriate compensation in light of the complexity of the situation and the possibility that the arrangement would be short-term, terminating at the close of the Flowers transaction. The uncertainty of the outcome of the Flowers transaction and the immediate need for a change in executive leadership overrode corporate tax and accounting goals that the Committee typically achieves in the Corporation’s compensation program.

Two months later, the Flowers transaction had been terminated, public equity offerings had been executed, stabilizing the capital position of the Corporation, and the Board appointed a new Chairman. As the Corporation’s situation had somewhat stabilized, the Compensation Committee normalized Mr. Lord’s compensation. Mr. Lord’s base salary was adjusted to $105,000 per month, an amount the Committee determined to be fair and reasonable based on Mr. Lord’s responsibilities and experience, and he became eligible for a performance bonus of up to four times base salary. Mr. Lord tendered back to the Corporation the stock appreciation rights and they were cancelled.

Mr. Andrews.  In January 2007, Mr. Andrews’ base salary was set at $475,000 for his responsibilities as Chief Financial Officer. This base salary was in the lower one-half of his peer group and consistent with the Committee’s philosophy of paying lower than market base salaries. In recognition of the responsibilities of the Chief Financial Officer and Mr. Andrews’ position as the second in command to the CEO, he received equity awards that were above the grant guidelines for executive vice presidents. Mr. Andrews received 40,000 stock options and 8,000 shares of performance stock.

During 2007, Mr. Andrews experienced an unusual year. He stepped up at a very difficult time and assumed the role of chief executive officer upon Mr. Fitzpatrick’s departure in May 2007. The Corporation reported lower than expected financial results for the first quarter. Day-to-day operation of the Corporation was subject to covenants in the merger agreement with the J.C. Flowers investor group. Due diligence activity requested by the investor group added to management’s responsibilities. Mr. Andrews met the challenges of working towards closing the transaction and running the business, at the same time. He accomplished this with the understanding that his future employment with the new owners was uncertain.

In recognition of Mr. Andrews’ assumption of the CEO duties, the Compensation Committee increased his annual base salary from $475,000 to $750,000. Also, in recognition of the fact that his future as chief executive officer under the new owners was uncertain, the Compensation Committee enhanced his severance benefit upon a change in control.

In January 2008, the Compensation Committee awarded Mr. Andrews a performance bonus of $900,000, as compared to his 2006 bonus of $620,000, reflecting both his duties as Chief Financial Officer from January to May and as CEO from May to mid-December. His 2007 bonus was substantially lower than his target of $1,700,000, reflecting the performance of the Corporation.

Mr. Fitzpatrick. Payments made to Mr. Fitzpatrick during 2007 were pursuant to the terms of the employment agreement entered into on May 19, 2005. This agreement is described on pages 26 and 37 of this proxy statement. No decisions were made in 2007 regarding compensation reported in this proxy statement other than a decision to enter into a short-term consulting agreement following his termination of employment.

Ms. McCormack.  Ms. McCormack resigned her position as an executive officer in December 2007. Had Ms. McCormack been an executive officer at December 31, 2007, she would have been one of the highest paid executive officers in the Corporation, and, therefore, her compensation is reported in this proxy statement. Based on contributions she made throughout the year, negotiations in connection with her separation from the Corporation and corporate performance, her bonus for 2007 was $300,000, compared to $500,000 in 2006.

Mr. Moehn.  Mr. Moehn resigned his position as an executive officer in December 2007. Had Mr. Moehn been an executive officer at December 31, 2007, he would have been one of the highest paid executive officers in the Corporation, and, therefore, his compensation is reported in this proxy statement. Based on contributions he made throughout the year, negotiations in connection with his separation from the Corporation and corporate performance, his bonus for 2007 was $285,000, compared to $425,000 in 2006.

Mr. Autor.  In January 2007, the Committee set Mr. Autor’s base salary at $350,000, below the median for the peer group and consistent with internal pay equity for executive vice presidents with similar levels of responsibilities. He was awarded equity grants slightly below the grant guideline, based on his level of responsibility at the end of 2006, which included management of the information technology division and corporate procurement, as well as leadership of the federal student loan consolidation line of business.

For most of 2007, Mr. Autor continued to be responsible for management of the information technology division and also became responsible for overseeing the call center division and corporate marketing. In December, upon the departure of several executives, including Ms. McCormack and Mr. Moehn, Mr. Autor’s responsibilities were significantly increased to include originations, servicing, school implementations, technical sales, lender sales and the guarantor services line of business. He was awarded a bonus of $400,000 for 2007, the same bonus amount he received in 2006, reflecting his high level of performance but also the shortfall in the Corporation’s overall performance.

Mr. Feierstein.  In January 2007, Mr. Feierstein was promoted to senior vice president, with responsibility over private credit loan products. His base salary was set at $235,000, based on internal pay equity and his brief tenure with the Corporation and in his position. His equity awards were above the grant guidelines for senior vice presidents in recognition of the key revenue raising and risk management responsibilities of his new position.

Upon the departure of several executives in December 2007, he was appointed to lead the sales and marketing functions of the Corporation. In light of the increased responsibilities and contributions as a senior officer during 2007, Mr. Feierstein was awarded a bonus of $350,000, compared to $150,000 as a Vice President in 2006.

Mr. Lavet.  In January 2007, the Committee set Mr. Lavet’s base salary at $300,000, below the median for the peer group and consistent with internal pay equity for senior vice presidents with similar levels of responsibilities. He was awarded equity grants above the grant guidelines for senior vice presidents due to the level of risk and responsibilities of the general counsel position.

During 2007, Mr. Lavet was actively involved in three major initiatives: managing the Corporation’s legal affairs while the J.C. Flowers investor group transaction was pending, the legislative process to re-authorize the federal student loan program, and federal and state investigations of the student lending industry. Mr. Lavet performed at a high level under the circumstance of uncertainty about his future employment under new ownership.

In evaluating Mr. Lavet’s performance for the year, the Compensation Committee awarded him a regular performance bonus of $400,000 an increase from his 2006 bonus of $360,000, along with a special bonus related to the proposed transaction with the J.C. Flowers investor group of $150,000 for a total award of $550,000. In making this award, the Committee recognized the extraordinary legal challenges and external scrutinies which were skillfully responded to by Mr. Lavet and the legal team.

Other Information

The following information outlines the objectives of the Corporation’s executive compensation program and the individual elements of compensation that comprise the program.

Objectives of the Corporation’s Executive Compensation Program

The primary objective of the Corporation’s executive compensation program is to drive corporate performance. Other objectives of the program are to: align the interests of executives with shareholders; attract and retain executives; offer competitive levels of total compensation; and recognize length of service with the Corporation.

The program rewards individual performance, in the context of the extent to which the goals of the annual performance bonus plan are achieved and share price performance is sustained.

Objectives of the Elements of Compensation

The executive compensation program includes seven elements of pay. Each element and the reason the Corporation pays the element is listed below.

•	Base salaries: The Corporation pays base salaries to attract and retain talented employees.

•	Annual performance bonuses: Annual performance bonuses are paid to reward individual performance, in the context of the extent to which the goals of the annual corporate performance plan are achieved.

•	Equity awards: Grants of equity awards are made to members of the executive management team and generally extend throughout the workforce. The Corporation makes equity awards to align shareholder and employee interest and to link pay to long-term corporate performance.

•	Retirement benefits: The Corporation offers a defined contribution savings program[6] and a defined benefit retirement program, which is being eliminated.[7] Individually negotiated retirement arrangements were in place with three NEOs, Messrs. Fitzpatrick and Andrews and Ms. McCormack. The Corporation provides retirement benefits to be competitive in the employment marketplace, to take advantage of corporate and individual tax benefits, and to assist NEOs in individual retirement planning.

•	Severance benefits: With the exception of the Change in Control Severance Plan described below, there are no formal severance arrangements for NEOs, with the exception of Mr. Lord and Mr. Fitzpatrick. In the event of involuntary terminations of other NEOs, severance arrangements are negotiated on a case-by-case basis.

The Change in Control Severance Plan applies to officers at the level of Senior Vice President and above. The plan is designed to reduce the possibility that executives might preemptively seek jobs at other corporations and to retain executives through the finalization and integration of a change in ownership of the Corporation, providing for continuity of management in the event of a change in control.

Upon a change in control, as defined in the plan, all outstanding and unvested equity awards held by participants become vested and non-forfeitable. If termination of employment for reasons defined in the plan occurs within 24 months of a change in control of the Corporation, the participant is entitled to receive a lump sum cash payment equal to two times his or her base salary and annual

6 The Corporation’s defined contribution savings program provides for contributions to tax-deferred, savings-style accounts from both the Corporation and employees. A tax-qualified plan and a non-qualified plan comprise the program. The investment risk of the program is borne by employees.
7 The Corporation’s defined benefit retirement program is funded solely by corporate contributions. A tax-qualified plan and a non-qualified plan comprise the program. The Corporation bears the investment risk of this program.

performance bonus. A participant will also be entitled to receive a pro-rated portion of his or her target annual performance bonus for the year in which the termination occurs, as well as continuation of medical insurance benefits for a two-year period. The Change in Control Severance Plan, which pays benefits, generally, equal to “two times” compensation is consistent with industry practice. The benefits payable under the plan do not affect decisions regarding other compensation and benefits.

•	Opportunity to defer compensation: The Corporation offers management employees, including the NEOs, the opportunity to defer payment of a portion of their compensation into a non-qualified deferred compensation plan. The Corporation provides this benefit to be competitive and to assist management employees in their retirement planning.

•	Non-cash benefits: Non-cash benefits are provided in the form of charitable contributions for certain charitable gifts, coverage for out-of-pocket medical expenses under the Corporation’s medical plan, an annual executive physical exam, and financial planning assistance. The Corporation also provided housing and automobile benefits to Mr. Fitzpatrick. The charitable gift program promotes the Corporation’s community and business reputation.

The Corporation also provides benefit programs that are available to all full-time employees on the same terms and conditions, such as medical and dental benefits, life insurance, disability insurance and an employee stock purchase plan. Because these benefits are not a component of our executive compensation program, these benefits are not described in this CD&A.

Role of Each Element of Compensation Relative to the Corporation’s Overall Compensation Objectives and Other Elements

Seven elements of pay comprise the executive compensation program. How each of the seven elements of pay described above serves the Corporation’s overall compensation objectives and how each element relates to other elements is described below.

•	Base salaries: Base salaries fit the compensation program objective of providing competitive pay as well as motivating and rewarding performance. Decisions about base salaries have an impact on the amount of retirement and cash severance benefits due to the NEOs because retirement and cash severance benefits are calculated by reference to base salaries. The Committee does not re-visit the retirement and cash severance benefit programs each time base salaries are adjusted.

•	Annual performance bonuses: Annual performance bonuses fit the objective of pay for performance. Like base salaries, annual performance bonuses impact retirement and cash severance benefits. The Committee does not re-visit these benefits each time annual performance bonuses are awarded.

•	Equity awards: Equity awards fit the objective of pay for performance. Equity awards do not impact retirement benefits. Equity awards vest upon certain termination of employment events, as explained in the “Potential Payments upon Termination or Change in Control” table in this proxy statement. Otherwise, unvested equity awards do not vest upon retirement.

•	Retirement benefits: Retirement benefits fit the objectives of providing competitive compensation and recognizing tenure. The Corporation does not emphasize retirement benefits. In May 2004, the Corporation determined to discontinue benefit accruals under the defined benefit retirement program on a phased-out basis, with the final phase-out set for July 1, 2009. At the same time, the maximum corporate contribution to the Corporation’s defined contribution savings program was to be increased from six to eight percent of pay. The Corporation’s decision to end the accrual of benefits under the defined benefit retirement program is consistent with the compensation program’s lack of emphasis on risk-free or safety-net pay.

•	Severance benefits: Severance benefits are, generally, individually negotiated at the time of severance and are tied to equity awards, base salary and annual performance bonuses. The Change in Control Severance plan meets the objective of retaining executives through the negotiation and implementation of a change in ownership of the Corporation. Mr. Fitzpatrick’s severance arrangement also met the goal of securing his services as CEO in 2005, when his employment agreement was negotiated.

•	Opportunity to defer compensation: This benefit meets the objective of providing competitive compensation. The deferred compensation plan relates to other elements of pay in that base salary, annual performance bonuses, and performance stock may be deferred. The plan is considered a tax-planning strategy for executives, not a benefit provided by the Corporation. The Corporation does not make contributions to the deferred compensation plan or pay “above market” rates of return. The compensation expense of investment earnings that accrue under the plan is offset by a hedging investment strategy.

•	Non-cash benefits: Non-cash benefits fit the objective of providing competitive compensation. Decisions about non-cash benefits do not impact other pay.

Share Ownership Guidelines

The Corporation has share ownership guidelines for non-management members of the Board of Directors and for officers at the level of Senior Vice President and above. Non-management members of the Board are expected to own at least 15,000 shares of the Corporation’s common stock. All of the non-management board members meet this guideline, other than Messrs. Martin, Newman and Puleo, who were recently appointed to The Board.

The ownership guidelines for officers, which are expected to be achieved over a five-year period, are:

Title	Guideline

Chief Executive Officer	10 x Base Salary
Executive Vice President	5 x Base Salary
Senior Vice President	3 x Base Salary

The guidelines encourage continued ownership of a significant amount of the Corporation’s common stock acquired through equity awards, tying stock-based compensation to the Corporation’s objective of encouraging ownership.

The following shares and share units count towards the ownership guidelines: shares held in brokerage accounts; vested shares credited to deferred compensation accounts; shares credited to qualified retirement plan accounts; performance stock and performance stock units that vest upon the achievement of performance goals count upon vesting; on an after-tax basis, restricted stock and RSUs that vest solely upon the passage of time count upon grant; and on an after-tax basis, the extent to which vested stock options are “in-the-money.”

At February 29, 2008, one of the NEOs satisfied the ownership guidelines.

Equity Grant Practices

The Corporation grants stock options upon the following circumstances: annually, on a performance basis to eligible officers and employees (“Annual Option Grants”); upon initial hire; officer promotions; and acquisitions (“Event Driven Option Grants”).

Annual Option Grants:  With the exception of Mr. Lord’s 2007 grant, which was made upon the Board’s decision to appoint him as Executive Chairman, all management Annual Grants were made at the regularly-scheduled January Committee meeting in conjunction with annual performance evaluations of the management team. In the case of all management Annual Grants, the grant price is equal to the Corporation’s closing stock price on the date of the applicable meeting.

Until 2006, rank-and-file Annual Grants were made at year-end or at the conclusion of the Corporation’s annual peak loan processing season. In all of these cases, the grant price was equal to the Corporation’s closing stock price on the grant date. For 2006, options were granted in conjunction with annual performance reviews for the rank-and-file employees. The grant price was the Corporation’s closing stock price the first trading day following the Corporation’s effective date for merit reviews. A rank-and-file grant was not made in 2007 due to restrictions in the merger agreement with the J.C. Flowers investor group.

Event Driven Option Grants:  In the case of Event Driven Grants, the grant price is equal to the Corporation’s closing stock price on the date of the event. With regard to business acquisitions, the grant date for options is the date of the close of the acquisition.

Documentation of Option Grants:  The Compensation Committee has authority to grant options under the plans. In certain cases, the Committee has delegated grant-making authority to a Plan Subcommittee. The Plan Subcommittee is currently comprised of Mr. Lord, in his role as Vice Chairman of the Board. An explanation of the types of grants made by the Compensation Committee and the Plan Subcommittee and the documentation process for each follows.

Grants by the Committee:  The Compensation Committee makes the Annual Grant to all management employees and new hires and promotion grants to employees at the Senior Vice President level and above. The Compensation Committee makes these grants pursuant to its responsibilities to set executive management pay and in order to preserve the tax deductibility of option compensation.

Grants by the Subcommittee:  The Plan Subcommittee makes grants typically in three situations: the Annual Grant to rank-and-file employees, upon acquisitions, and upon new hires and promotions below the Senior Vice President level. In all cases, the Plan Subcommittee has been previously authorized by the Compensation Committee to make these grants. This process is designed to use the regularly-scheduled meetings of the Compensation Committee for consideration of equity grants and to avoid the need to call interim Committee meetings for actual documentation of the grant.

Performance Stock Awards:  The Committee typically awards performance stock at a regularly-scheduled January Committee meeting in conjunction with annual performance evaluations of the management team. Performance stock is granted based on the Corporation’s closing stock price on the date of the applicable meeting.

Compensation and Personnel Committee Report

The Compensation and Personnel Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for 2007 and the Corporation’s 2008 proxy statement.

Compensation and Personnel Committee
Earl A. Goode, Chairman
Diane Suitt Gilleland
Barry A. Munitz
Wolfgang Schoellkopf
Steven L. Shapiro

SUMMARY COMPENSATION TABLE

The table below summarizes certain information on compensation awarded to, earned by or paid to each of the NEOs for the fiscal year ended December 31, 2007. For those individuals who were also NEOs in 2006, compensation information for the year ended December 31, 2006 is included. For Mr. Lord’s compensation prior to serving as CEO, see “Director Compensation.”

						Change in
				Stock	Option	Pension	All Other
		Salary	Bonus	Awards	Awards	Value	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)

Albert L. Lord
Principal Executive Officer December 14 to December 31	2007	$519,104	$0	$0	$587,275	542,631	$13,010	$1,662,020

C. E. Andrews
Principal Financial Officer Principal Executive Officer	2007	629,711	900,000	310,743	262,617	130,241	92,547	2,325,859
May 22 to December 13	2006	400,043	360,000	370,018	202,936	136,661	88,984	1,558,642

Thomas J. Fitzpatrick
Principal Executive Officer January 1 to May 21	2007	320,192	945,000	6,830,942	14,962,234	715,945	3,360,754	27,135,067
	2006	750,000	1,500,000	7,811,931	5,961,728	413,578	191,238	16,628,475

Robert S. Autor
Executive Vice President	2007	349,039	400,000	367,991	163,017	44,441	33,691	1,358,179

Barry S. Feierstein
Senior Vice President	2007	234,451	350,000	61,493	188,763	0	24,471	859,178

Robert S. Lavet
Senior Vice President	2007	300,000	550,000	311,714	135,517	57,143	31,787	1,386,161

June M. McCormack
Executive Vice President through December 11	2007	424,038	300,000	677,743	292,025	893,475	3,059,823	5,647,104
	2006	400,088	300,000	531,599	289,716	254,150	59,370	1,834,923
Kevin F. Moehn
Executive Vice President through December 12	2007	350,000	285,000	623,093	744,062	14,713	1,581,566	3,598,434
	2006	348,077	255,000	458,218	356,283	64,055	45,069	1,526,702

(1)	Amounts disclosed as Stock Awards are the sum of the dollar amounts recognized for financial statement reporting purposes with respect to 2007 in accordance with FAS 123R “the Financial Accounting Standards Board’s Statement of Financial Accounting (“SFAS”) No. 123(R), “Share-Based Payment,” which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation,” without regard to estimation of forfeitures, for two types of Stock Awards: Performance Stock Awards and RSUs. The fair value of performance stock awards is estimated on the date of grant based on the market price of the stock and is amortized to compensation cost on a straight-line basis over the related vesting periods. The chart below shows the 2007 FAS 123R Expense for each type of Stock Award.

	Performance	RSU
	Stock Expense	Expense	Total
Name	($)(A)	($)(B)	($)

Lord	$0	$0	$0
Andrews	310,743	0	310,743
Fitzpatrick	250,367	6,580,575	6,830,942
Autor	367,991	0	367,991
Feierstein	61,493	0	61,493
Lavet	311,714	0	311,714
McCormack	677,743	0	677,743
Moehn	623,093	0	623,093

(A)	The FAS 123R Expense for Performance Stock Awards equals the sum of the amortized expense for 2007 for Performance Stock Awards granted in 2003, 2004, 2005, 2006 and 2007. Shares granted in 2007 as Performance Stock Awards are disclosed in the Equity Incentive Plan Awards column of the Grants of Plan-Based Awards table in this proxy statement. The grant date fair value of Performance Stock Awards granted in 2007 is disclosed in the Grant Date Fair Value of Stock and Option Awards column of the table. The terms of the Performance Stock Awards granted in 2007 are described in footnotes to the table.

(B)	The FAS 123R Expense for RSUs equals the sum of the amortized expense for 2007 for RSUs granted each year from 2002 through 2007. The number of RSUs granted in 2007 is disclosed in the All Other Stock Awards column of the Grants of Plan-Based Awards table. The terms of the RSUs granted in 2007 are described in footnotes to the table.

(2)	Amounts disclosed as Option Awards are the sum of the dollar amounts recognized for financial statement reporting purposes with respect to 2007 in accordance with FAS 123R Expense, without regard to estimation of forfeitures, of stock options granted in 2005, 2006 and 2007. Information on grant date fair value, applicable assumptions applied in valuing awards, and service period over which the FAS 123R Expense is recognized by the Corporation is reported in the table below:

	Grant Date
	Fair Value	Expected	Risk-Free	Expected	Expected
	Per Share	Term	Interest	Volatility	Dividend	Derived Service
Option Grant	($)	(years)	Rate (%)	(%)	Rate (%)	Period (years)

2007 Lord	$1.83 *	2.45	3.29%	38.43%	0.00%	1.258 years at $52/share
						1.278 years at $53/share
						1.298 years at $54/share
						1.321 years at $55/share
						1.337 years at $56/share
						1.357 years at $57/share
						1.373 years at $58/share
						1.385 years at $59/share
						1.397 years at $60/share
2007 Fitzpatrick	$7.67	3	4.91%	21.08%	2.20%	2.35 years
2006 Fitzpatrick	$11.47	4	4.49%	21.33%	1.58%	2.35 years for one-third
						3.35 years for two-thirds
2005 Fitzpatrick	$9.02	3.3	3.92%	21.66%	1.52%	3.21 for one-third
						4.21 years for two-thirds
2006 Feierstein (9/22 Grant)	$8.56	3.19	4.58%	19.68%	1.94%	1.135 years
2005 Lavet (11/1 Grant)	$9.84	3.23	4.46%	21.83%	1.65%	1.0 year
2006 Moehn (11/20 grant)	$7.78	3.19	4.65%	19.82%	2.12%	1.0 year
2007 Other NEOs	$7.90	3.19	4.88%	21.08%	2.20%	1.337 years
2006 Other NEOs	$9.80	3.17	4.47%	20.39%	1.58%	1.123 years
2005 Other NEOs	$8.84	3.3	3.50%	21.45%	1.50%	1.123 years

*	Fair value at end of reporting period due to variable accounting treatment for liability-classified awards.

(3)	Amounts disclosed as Change in Pension Value are the aggregate change in the actuarial present value of the NEOs’ accumulated benefits under all defined benefit pension plans and arrangements (tax-qualified and non-qualified) from December 31, 2006 to December 31, 2007, using the assumptions disclosed on page F-70 of the Form 10-K. The Corporation does not pay any above market earnings on non-qualified deferred compensation plans.

(4)	The components of “All Other Compensation” are as follows:

	Employer						Tax Gross-
	Contributions		Personal Benefits				up on
	To Defined	Gifts to	Medical			Financial	Financial
	Contribution	Charities	Benefits	Housing	Auto	Planning	Planning	Severance	Total
Name	Plans(B)	(C)	(D)	(E)	(F)	(G)	Benefit(H)	(I)	($)

Lord(A)	$12,692	$0	$318	$0	$0	$0	$0	$0	$13,010
Andrews	58,588	24,460	3,821	0	0	3,850	1,828	0	92,547
Fitzpatrick	58,688	56,000	3,821	10,437	9,992	5,550	4,052	3,212,214	3,360,754
Autor	21,051	6,375	3,821	0	0	1,700	744	0	33,691
Feierstein	18,000	2,186	3,821	0	0	305	159	0	24,471
Lavet	18,066	9,900	3,821	0	0	0	0	0	31,787
McCormack	25,618	9,832	3,821	0	0	0	0	3,020,552	3,059,823
Moehn	58,588	1,800	3,821	0	0	4,900	2,327	1,510,130	1,581,566

(A)	Amounts contributed under the Corporation’s charitable gift program are disclosed in the director compensation table.

(B)	Amounts credited to the Corporation’s tax-qualified defined contribution and non-qualified defined contribution plans.

The combination of both plans provides NEOs with a two percent employer contribution and up to a six percent charitable contribution on base salary and annual performance bonus, up to total covered compensation of $725,000, with the exception of Ms. McCormack, who was provided up to a six percent charitable contribution on total annual base salary.

(C)	Amounts contributed under the Corporation’s charitable gift program to charitable organizations. Under the charitable gift program in place in 2007, the Corporation contributed two dollars for each dollar contributed by a NEO (as well as all other officers of the Corporation) to post-secondary educational institutions, up to a total contribution by the Corporation of $25,000 per year. The Corporation contributed one dollar for each dollar contributed to a primary or secondary educational institution, or a civic, community, health or human service organization, up to a total contribution by the Corporation of $10,000 per year. The Corporation contributed one dollar for each dollar contributed to an arts or cultural organization, the United Way, or a federated campaign, up to a total contribution by the Corporation of $5,000 per year. Notwithstanding the above limits for each category, aggregate charitable contributions by the Corporation are limited to $25,000 per officer in any single plan year. Messrs. Lord and Fitzpatrick participated in the director’s charitable gift program, which is described in the Director Compensation section of this proxy statement.

(D)	Amounts paid for insurance premiums for medical expenses not covered by the Corporation’s all-employee health care plan. This benefit is provided to officers at the level of Vice President and above.

(E)	Incremental cost to the Corporation for providing a townhouse in Reston, Virginia, including real estate taxes, homeowner’s insurance, neighborhood association fees, repairs and improvements, utilities, lawn and housekeeping services, and pest control.

(F)	Incremental cost to the Corporation for providing a vehicle. The costs include: annual lease payment, insurance, personal property taxes and maintenance.

(G)	The Corporation provides an annual financial planning benefit of up to $5,000 for Senior Vice Presidents and above and up to $10,000 for the CEO. Amounts paid on behalf of each NEO are listed above.

(H)	The amount paid for the financial planning benefit is imputed as income and “grossed” up for all taxes.

(I)	Severance payments are disclosed in the “Actual Payments Upon Termination of Employment” table in this proxy statement.

GRANTS OF PLAN-BASED AWARDS

		Equity		All Other
		Incentive Plan	All Other	Stock Awards:
		Awards:	Stock Awards:	Number		Exercise or	Grant Date
		Number of	Number of	of Securities		Base Price	Fair Value of
		Shares of	Shares of	Underlying		of Option	Stock and
		Stock or Units	Stock or Units	Options		Awards	Option Award
Name	Grant Date	(#)	(#)	(#)		($/Share)	(6)

Lord	11/26/2007			4,500,000	(1)	$46.00	$8,235,000
Andrews	1/25/2007	8,000 (2)					363,280
	1/25/2007			40,000	(3)	45.41	316,160
Fitzpatrick	1/25/2007		10,000 (4)				454,100
	1/25/2007			300,000	(5)	45.41	2,299,770
Autor	1/25/2007	6,000 (2)					272,460
	1/25/2007			20,000	(3)	45.41	158,080
Feierstein	1/25/2007	2,500 (2)					113,525
	1/25/2007			20,000	(3)	45.41	158,080
Lavet	1/25/2007	5,000 (2)					227,050
	1/25/2007			20,000	(3)	45.41	158,080
McCormack	1/25/2007	7,000 (2)					317,870
	1/25/2007			30,000	(3)	45.41	237,120
Moehn	1/25/2007	5,000 (2)					227,050
	1/25/2007			20,000	(3)	45.41	158,080

(1)	Mr. Lord was granted stock appreciation rights (“SARs”). Mr. Lord tendered the SARs back to the Corporation on March 3, 2008, and the SARs were cancelled. At the time of grant, the key terms of the SARs were as follows. The exercise price for the SARs was $46.00 per share, a substantial premium to the closing price for the Corporation’s common stock of $36.87 per share on the date of grant. Twenty percent of the SARs would vest upon the share price trading for 10 consecutive days at $52.00 per share, 100 percent of the SARs would vest upon the share price trading for 10 consecutive days at $60.00 per share, and vesting would have been interpolated on a straight line basis if the share price traded for 10 consecutive days between $52.00 per share and $60.00 per share. If the share price targets were reached due to the announcement of an acquisition of the Corporation, vesting of the SARs would have been deferred until such an acquisition was consummated. To the extent the SARs were not vested by November 26, 2009, the SARs would have been forfeited. Once vested, SARs would have been exercisable over a 1-year period. The SARs did not vest upon termination of employment or upon a change in control of the Corporation.

(2)	NEOs other than Messrs. Lord and Fitzpatrick were granted performance stock. Up to 25 percent of the performance stock vest upon the later of the first anniversary of the grant date and the date that the Corporation announces its 2007 fiscal year results and the number of shares vesting will be based on the extent to which the Corporation achieves its “core earnings” net income business plan target for the 2007 fiscal year of $1.269 billion; up to 25 percent vest upon the later of the second anniversary of the grant date and the date that the Corporation announces its 2008 fiscal year results and the number of shares vesting will be based on the extent to which the Corporation achieves its “core earnings” net income business plan target for the 2008 fiscal year; and up to 50 percent, plus any performance stock that remains unvested under the 2007 and 2008 vesting targets, vest upon the later of the third anniversary of the Grant Date and the date that the Corporation announces its 2009 fiscal year results and the number of shares vesting will be based on the extent to which the Corporation achieves its “core earnings” net income business plan target for the 2009 fiscal year, as established by the Compensation and Personnel Committee in that year. The extent of vesting of performance stock based on under achievement of the 2007 and 2008 “core earnings” net income business plan targets and the extent of vesting of any remaining unvested performance stock based on under or over-achievement of the 2009 “core earnings” net income business plan target will be interpolated on a straight-line basis. For example, if 90 percent of the target is achieved, 90 percent of the performance stock eligible to become vested will vest. Shares of unvested performance stock are forfeited upon the executive’s termination of employment; however, unvested performance stock vests upon death, disability, job abolishment or change in control of the Corporation. Cash dividends are paid on unvested performance stock at the same time and in the same amount as dividends are declared on the Corporation’s common stock.

(3)	NEOs other than Messrs. Lord and Fitzpatrick were granted these options that vest upon Sallie Mae’s common stock price reaching a closing price equal to or greater than 120% ($54.49) of the grant price for five days, but no sooner than 12 months from the grant date. The options vest on the eighth anniversary of their grant date so that the Corporation may use the Black-Scholes model to calculate fair value under FAS 123R. The options vest upon death, disability, job abolishment or change in control of the Corporation. The options have a 10-year term and a grant price equal to the closing price of the Corporation’s common stock on the date of grant of the options.

(4)	Pursuant to his employment agreement, Mr. Fitzpatrick was granted 10,000 RSUs. As reported in the “Option Exercises and Stock Vested” table, these RSUs vested in 2007 due to Mr. Fitzpatrick’s termination of employment. The vesting schedule at the time of grant was as follows. The RSUs would vest on May 31, 2008 based on continuous employment, but vested shares would be subject to a “hold until retirement” provision. The RSUs would vest upon death, disability, change in control of the Corporation, termination by Mr. Fitzpatrick for good reason or termination by the Corporation without cause. Dividends would be credited at the same time and in the same amount as dividends would be declared on the Corporation’s common stock, but would be subject to the same deferred delivery applied to shares issuable under the RSUs.

(5)	Pursuant to his employment agreement, Mr. Fitzpatrick was granted options on 300,000 shares of SLM common stock. At the time the employment agreement was negotiated, this grant was the final installment of three equity grants for up to five years of service. As reported in the “Option Exercises and Stock Vested in Fiscal 2007” table, these options became vested in 2007 due to Mr. Fitzpatrick’s termination of employment. The options have a 10-year term and a grant price equal to the closing price of SLM common stock on the date of grant of the options. The options may be exercised through their 10-year term. At grant, the terms of the options provided that the options would vest upon the Corporation’s common stock price reaching a closing price equal to or greater than $56.76 for five trading days, but the options would not be exercisable until May 31, 2009. In any event, the options would vest on the eighth anniversary of their grant date so that the Corporation was able to use the Black-Scholes model to calculate fair value under FAS 123R. Also, the options would have vested upon death, disability, change in control of the Corporation.

(6)	The grant date fair market value for stock options granted in 2007 and the assumptions used to calculate this value are disclosed in footnote (2) to the Summary Compensation Table in this proxy statement.

NARRATIVE DISCUSSION OF COMPENSATION ARRANGEMENTS

Individually-negotiated compensation arrangements were in force during 2007 for four NEOs: Messrs. Lord, Andrews and Fitzpatrick and Ms. McCormack. A summary of each of these arrangements follows:

Mr. Lord.  On November 26, 2007, the Corporation agreed that, as compensation for Mr. Lord agreeing to serve as Executive Chairman for a two-year period. Mr. Lord would receive annual cash compensation of $3,000,000 and SARs covering 4.5 million shares of SLM common stock with an exercise price of $46.00, a substantial premium to the closing price for the Corporation’s common stock on the date of grant of $36.87. The vesting provisions of the SARs , which are tied primarily to stock price appreciation, are disclosed in a footnote to the “Grants of Plan-Based Awards” table in this proxy statement. Mr. Lord was not eligible for incentive compensation under the Corporation’s Incentive Compensation Plan, but was eligible to participate in the Corporation’s other benefit programs on the same terms and conditions of other officers. On December 14, 2007, Mr. Lord assumed the role of Chief Executive Officer and Vice Chairman of the Board of Directors. On January 31, 2008, Mr. Lord’s compensation arrangement was modified by reducing his annual cash compensation to $1,250,000, granting him eligibility for participation in the 2008 Bonus Plan at the chief executive officer level and entitling him to a severance arrangement comparable to the arrangements provided to previous chief executive officers. On March 3, 2008, Mr. Lord tendered to the Corporation the SARs and the SARs were cancelled. On March 20, 2008, the term of Mr. Lord’s agreement was extended to December 31, 2008.

Mr. Fitzpatrick.  On May 19, 2005 the Corporation entered into an employment agreement with Mr. Fitzpatrick to serve as Chief Executive Officer. The term of the agreement was for the three-year period beginning June 1, 2005 and ending May 31, 2008. The agreement superseded the employment agreement entered into in January 2002 between the Corporation and Mr. Fitzpatrick as Chief Operating Officer.

The material terms of the employment agreement provided for grants of equity awards. A total of 2,300,000 stock options and 200,000 RSUs were granted under the agreement. The material terms of these equity awards are described in footnotes to the “Grants of Plan-Based Awards” table and the “Outstanding Equity Awards at 2007 Fiscal Year End” table in this proxy statement.

The employment agreement provided for payments and benefits upon Mr. Fitzpatrick’s termination of employment. These are described in the “Pension Benefits” and the “Actual Payments Upon Termination of Employment” table in this proxy statement.

Mr. Andrews.  Mr. Andrews is entitled to two individually-negotiated benefits: a retirement benefit, which is disclosed in the “Pension Benefits at 2007 Fiscal Year End” table in this proxy statement and an enhanced cash severance benefit under the Change in Control Severance Plan for Senior Officers, which is disclosed in the “Potential Payments Upon Termination or Change in Control” table in this proxy statement.

Ms. McCormack.  Ms. McCormack was entitled to an individually-negotiated retirement benefit. The present value of this benefit, $173,000, was paid to Ms. McCormack upon her termination of employment and is disclosed in the “Actual Payments Upon Termination of Employment” table in this proxy statement.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The table below sets forth information regarding options and stock awards that were outstanding as of December 31, 2007.

		Option Awards				Stock Awards
Equity
						Equity	Incentive
						Incentive	Plan
						Plan	Awards:
						Awards:	Market or
						Number	Payout
						of	Value of
						Unearned	Unearned
						Shares,	Shares,
			Number of			Units or	Units or
		Number of	Securities			Other	Other
		Securities	Underlying			Rights	Rights
		Underlying	Unexercised	Option		That	That
		Unexercised	Options (#)	Exercise	Option	Have Not	Have Not
	Grant	Options (#)	Unexercisable	Price	Expiration	Vested	Vested
Name	Date	Exercisable	(1)	($)	Date	(#)(2)	($)(3)

Lord	2/14/2001	413,310	0	$22.9666	1/13/2010	—	—
	1/24/2002	3,000,000	0	28.6666	1/24/2012	—	—
	5/21/2002	459,951	0	32.6033	1/15/2011	—	—
	1/28/2003	1,500,000	0	35.2000	1/28/2013	—	—
	5/19/2005	0	300,000	48.8400	5/19/2015	—	—
	11/26/2007	0	4,500,000	46.0000	11/26/2009	—	—

		Option Awards				Stock Awards
							Equity
						Equity	Incentive
						Incentive	Plan
						Plan	Awards:
						Awards:	Market or
						Number	Payout
						of	Value of
						Unearned	Unearned
						Shares,	Shares,
			Number of			Units or	Units or
		Number of	Securities			Other	Other
		Securities	Underlying			Rights	Rights
		Underlying	Unexercised	Option		That	That
		Unexercised	Options (#)	Exercise	Option	Have Not	Have Not
	Grant	Options (#)	Unexercisable	Price	Expiration	Vested	Vested
Name	Date	Exercisable	(1)	($)	Date	(#)(2)	($)(3)

Andrews	2/24/2003	400,000	200,000	35.6233	2/24/2013	—	—
	1/26/2006	0	25,000	55.8200	1/26/2016	—	—
	1/25/2008	0	40,000	45.4100	1/25/2017	—	—
	1/26/2006	—	—	—	—	5,320	$107,144.80
	1/25/2007	—	—	—	—	8,000	$161,120.00
Fitzpatrick	1/24/2002	1,800,000	0	28.6666	5/21/2008	—	—
	1/28/2003	900,000	0	35.2000	5/21/2008	—	—
	3/17/2005	1,000,000	0	49.8800	3/17/2015	—	—
	1/26/2006	1,000,000	0	55.8200	1/26/2016	—	—
	1/25/2007	300,000	0	45.4100	1/25/2017	—	—
Autor	5/26/1999	15,000	0	13.7291	5/26/2009	—	—
	10/16/2000	75,000	0	16.1875	10/16/2010	—	—
	1/15/2001	25,044	0	20.1666	1/15/2011	—	—
	5/10/2001	25,404	0	21.7500	5/10/2011	—	—
	1/24/2002	180,000	0	28.6666	1/24/2012	—	—
	1/28/2003	72,162	0	35.2000	1/28/2013	—	—
	1/29/2004	17,360	0	37.8700	1/29/2014	—	—
	1/27/2005	0	30,000	50.7500	1/27/2015	—	—
	1/26/2006	0	25,000	55.8200	1/26/2016	—	—
	1/26/2006	15,567	0	55.8200	5/20/2009	—	—
	1/25/2007	0	20,000	45.4100	1/25/2017	—	—
	1/28/2003	—	—	—	—	9,000	$181,260.00
	1/29/2004	—	—	—	—	1,500	$30,210.00
	1/27/2005	—	—	—	—	5,000	$100,700.00
	1/26/2006	—	—	—	—	3,800	$76,532.00
	1/25/2007	—	—	—	—	6,000	$120,840.00

		Option Awards				Stock Awards
							Equity
						Equity	Incentive
						Incentive	Plan
						Plan	Awards:
						Awards:	Market or
						Number	Payout
						of	Value of
						Unearned	Unearned
						Shares,	Shares,
			Number of			Units or	Units or
		Number of	Securities			Other	Other
		Securities	Underlying			Rights	Rights
		Underlying	Unexercised	Option		That	That
		Unexercised	Options (#)	Exercise	Option	Have Not	Have Not
	Grant	Options (#)	Unexercisable	Price	Expiration	Vested	Vested
Name	Date	Exercisable	(1)	($)	Date	(#)(2)	($)(3)

Feierstein	9/16/2004	3,000	0	41.1900	9/16/2014	—	—
	1/26/2006	0	8,000	55.8200	1/26/2016	—	—
	9/22/2006	0	10,000	51.4400	9/22/2016	—	—
	1/25/2007	0	20,000	45.4100	1/25/2017	—	—
	1/25/2007	—	—	—	—	2,500	$50,350.00
Lavet	5/10/2001	4,596	0	21.7500	5/10/2011	—	—
	1/24/2002	180,000	0	28.6666	1/24/2012	—	—
	1/28/2003	45,000	0	35.2000	1/28/2013	—	—
	8/21/2003	7,334	0	40.7400	1/15/2011	—	—
	1/29/2004	20,000	0	37.8700	1/29/2014	—	—
	10/28/2004	19,299	0	44.9200	1/15/2011	—	—
	1/27/2005	0	20,000	50.7500	1/27/2015	—	—
	11/1/2005	28,757	0	53.2500	5/10/2011	—	—
	1/26/2006	0	15,000	55.8200	1/26/2016	—	—
	1/25/2007	0	20,000	45.4100	1/25/2017	—	—
	1/28/2003	—	—	—	—	4,500	$90,630.00
	1/29/2004	—	—	—	—	1,500	$30,210.00
	1/27/2005	—	—	—	—	5,000	$100,700.00
	1/26/2006	—	—	—	—	3,800	$76,532.00
	1/25/2007	—	—	—	—	5,000	$100,700.00
McCormack	1/24/2002	79,980	0	28.6666	3/31/2008	—	—
	5/28/2003	114,783	0	38.4433	3/31/2008	—	—
	5/30/2003	60,000	0	40.0000	3/31/2008	—	—
	1/29/2004	25,000	0	37.8700	3/31/2008	—	—
	1/27/2005	30,000	0	50.7500	3/31/2008	—	—
	1/26/2006	30,000	0	55.8200	3/31/2008	—	—
	1/25/2007	30,000	0	45.4100	3/31/2008	—	—
Moehn	5/22/2002	18,480	0	32.8733	3/31/2008	—	—
	1/28/2003	46,200	0	35.2000	3/31/2008	—	—
	1/29/2004	2,640	0	37.8700	3/31/2008	—	—
	11/23/2004	70,957	0	50.9200	3/31/2008	—	—
	1/27/2005	30,000	0	50.7500	3/31/2008	—	—
	1/26/2006	30,000	0	55.8200	3/31/2008	—	—
	11/20/2006	77,045	0	47.2000	3/31/2008	—	—
	1/25/2007	20,000	0	45.4100	3/31/2008	—	—

(1)	All awards reported in this column are subject to price-vesting targets. For the 300,000 options granted to Mr. Lord in 2005, the options vest upon the later of the Corporation’s common stock having a closing price on the New York Stock Exchange of $58.61 for five trading days or one year from the grant date. These options also vest on the fifth anniversary of the grant (May 19, 2010). For the 4,500,000 SARs granted to Mr. Lord in 2007, 20 percent of the SARs vest upon the share price trading for 10 consecutive days at or above $52.00 per share on or before November 26, 2009, 100 percent of the SARs vest upon the share price trading for 10 consecutive days at or above $60.00 per share on or before November 26, 2009, and vesting is interpolated on a straight line basis if the share price trades for 10 consecutive days between $52.00 per share and $60.00 per share (for example, 50 percent of the award vests if the share price trades at $55.00 per share for 10 consecutive days). To the extent the SARs do not vest based on the trading price, the SARs will be forfeited. For the 200,000 options granted to Mr. Andrews in 2003, the options vest upon the stock price reaching $61.55. All other options reported in this column vest upon the share price reaching 120 percent ($60.90 for options granted in January 2005, $66.98 for options granted in January 2006, $61.73 for options granted in September 2006 and $54.49 for options granted in January 2007) of the option exercise price for five trading days, but no earlier than 12 months from the grant date. All options disclosed in this column vest on the eighth anniversary of their grant date so that the Corporation may use the Black-Scholes model to calculate fair value under FAS 123R. Also, all options disclosed in this column vest upon death, disability, or change in control of the Corporation.

(2)	Performance stock granted to NEOs is disclosed in this column. Performance stock granted in 2003, 2004, and 2005 vests as follows: 40 percent vest on the third anniversary of the grant date and the remaining 60 percent vest on the fifth anniversary of the grant date; in all cases only upon the achievement of “core earnings” net income for the fiscal year in which vesting is scheduled to occur. Performance stock granted in 2006 vests: 25 percent upon the achievement of the 2006 “core earnings” net income business plan target of $1.283 billion, an additional 25 percent vests upon the achievement of the 2007 “core earnings” net income business plan target and the remaining 50 percent shall vest upon achievement of the 2008 “core earnings” net income business plan target. In addition, to the extent the “core earnings” net income business plan target is under- or over-achieved in any year, the target number of shares of performance stock that may vest in that year shall be interpolated on a straight-line basis. Performance stock granted in 2007 vests: 25 percent upon the achievement of the 2007 “core earnings” net income business plan target of $1.269 billion, an additional 25 percent vests upon the achievement of the 2008 “core earnings” net income business plan target and the remaining 50 percent shall vest upon achievement of the 2009 “core earnings” net income business plan target. In addition, to the extent the “core earnings” net income business plan target is under- or over-achieved in any year, the target number of shares of performance stock that may vest in that year shall be interpolated on a straight-line basis. The performance stock vests upon death, disability, job abolishment and change in control of the Corporation.

(3)	Market value of shares or units is calculated based on the closing price of SLM stock on December 29, 2007 of $20.14.

OPTION EXERCISES AND STOCK VESTED

The table below sets forth information regarding amounts realized from options that were exercised and stock awards that vested during the 2007 fiscal year.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)

Lord(1)	1,663,448	$44,716,198	0	$0
Fitzpatrick(2)	906,969	17,730,190	215,944	13,047,703
Andrews(3)	0	0	1,680	76,289
Autor(4)	0	0	2,200	100,282
Feierstein(5)	0	0	0	0
Lavet(6)	0	0	2,200	100,282
McCormack(7)	0	0	21,042	491,893
Moehn(8)	3	40	26,530	631,680

(1)	Mr. Lord exercised 590,019 stock options on August 9, 2007, with an exercise price of $22.97 and market price of $49.33; 496,356 stock options on August 9, 2007, with an exercise price of $26.62 and market price of $49.33; and 577,073 stock options on August 9, 2007, with an exercise price of $18.33 and market price of $49.33.

(2)	Mr. Fitzpatrick exercised 2,430 stock options on August 2, 2007, with an exercise price of $27.03 and market price of $49.03; 396,756 stock options on August 16, 2007, with an exercise price of $29.07 and market price of $46.35; 29,619 stock options on August 16, 2007, with an exercise price of $25.93 and market price of $46.35; 161,016 stock options on August 16, 2007, with an exercise price of $20.96 and market price of $46.35; and 317,148 stock options on August 16, 2007, with an exercise price of $27.03 and market price of $46.35. 205,944 RSUs (the original grant of 200,000 plus accumulated dividends) vested on May 21, 2007, due to his termination. These RSUs were granted to Mr. Fitzpatrick under his 2005 employment agreement and were granted in 2005, 2006, and 2007. The closing price of SLM stock on the day of vesting was $55.30. Mr. Fitzpatrick did not take possession of these shares. Receipt of the shares was deferred until January 2, 2008, the year following termination of employment. The value of these shares is also reported in the Non-Qualified Deferred Compensation table in this proxy statement. 10,000 shares of performance stock granted in 2005 vested on May 21, 2007 due to his termination and are valued based on the closing price of SLM stock on May 21, 2007 of $55.30.

(3)	1,680 shares of performance stock granted in 2006 vested on January 26, 2007, and are valued based on the closing price of SLM stock on January 26, 2007, of $45.41.

(4)	1,200 shares of performance stock granted in 2006 vested on January 26, 2007, and are valued based on the closing price of SLM stock on January 26, 2007, of $45.41. 1,000 shares of performance stock granted in 2004 vested on January 29, 2007, and are valued based on the closing price of SLM stock on January 29, 2007, of $45.79.

(5)	Mr. Feierstein had no vesting events or stock option exercises in 2007.

(6)	1,200 shares of performance stock granted in 2006 vested on January 26, 2007, and are valued based on a closing price of SLM stock on January 26, 2007, of $45.41. 1,000 shares of performance stock granted in 2004 vested on January 29, 2007, and are valued based on a closing price of SLM stock on January 29, 2007, of $45.79.

(7)	Ms. McCormack had 1,680 shares of performance stock granted in 2006 vest on January 26, 2007, and are valued based on a closing price of SLM stock on January 26, 2007, of $45.41; 1,000 shares of performance stock granted in 2004 vested on January 29, 2007, and are valued based on a closing price of SLM stock on January 29, 2007, of $45.79; 4,500 shares of performance stock granted in 2003 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; 1,500 shares of performance stock granted in 2004 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; 5,320 shares of performance stock granted in 2006 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; and 7,042 shares of performance stock granted in 2007 vested on December 31, 2007, with accrued dividends and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14.

(8)	Mr. Moehn exercised 3 stock options on November 12, 2007, with an exercise price of $26.62 and market price of $39.93. He had 1,680 shares of performance stock granted in 2006 vest on January 26, 2007, and are valued based on a closing price of SLM stock on January 26, 2007, of $45.41; 1,000 shares of performance stock granted in 2004 vested on January 29, 2007, and are valued based on a closing price of SLM stock on January 29, 2007, of $45.79; 1,000 shares of performance stock granted in 2004 vested on July 29, 2007, and are valued based upon a closing price of SLM stock on July 27, 2007, of $49.30; 4,500 shares of performance stock granted in 2003 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; 3,000 shares of performance stock granted in 2004 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; 5,000 shares of performance stock granted in 2005 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; 5,320 shares of performance stock granted in 2006 vested on December 31, 2007, and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14; and 5,030 shares of performance stock granted in 2007 vested on December 31, 2007, with accrued dividends and are valued based on a closing market price of SLM stock on December 31, 2007, of $20.14.

PENSION BENEFITS

The table below provides information about the present value as of December 31, 2007 of the NEOs’ accumulated pension benefits under the Corporation’s tax-qualified pension plan and a non-qualified supplemental pension plan (the “Pension Plans”), based on the assumptions described in footnote (1).

Effective July 1, 2004, the Pension Plans were frozen with respect to new entrants and participants with less than five years of service. Effective July 1, 2006, the Pension Plans were frozen with respect to employees as of June 30, 2004 who had five to nine years of service. No further benefits will accrue with respect to these participants under the Pension Plans, other than interest accruals. Employees as of June 30, 2004 who had ten or more years of service will continue to accrue benefits under the Pension Plans through June 30, 2009. Of the NEOs, Ms. McCormack and Messrs. Lord, Autor and Lavet accrued benefits under the Pension Plans during 2007.

Benefits under the Pension Plans are credited using a cash balance formula. Under the formula, each participant has an account, for record keeping purposes only, to which credits are allocated each payroll period based on a percentage of the participant’s compensation (base salary and annual performance bonus) for the current pay period (“Pay Credits”). The applicable Pay Credit percentage is determined by the number of years of service the participant has with the Corporation. The Pay Credit percentages are as follows: 4% for 0-4 years of service; 5% for 5-9 years of service; 6% for 10-13 years of service; 7% for 14-16 years of service; 8% for 17-19 years of service; 9% for 20-24 years of service; and 10% for 25 and more years of service. In addition to Pay Credits, participants’ accounts are credited quarterly with an interest amount that is based on the interest rate on 30-year U.S. Treasury securities.

The accumulated benefit a participant earns over his or her career is payable upon termination of employment. Benefits may be paid in the form of a lump sum or one of several monthly annuity options. The normal retirement age is 62.

If an individual participated in the Corporation’s prior pension plan as of September 30, 1999 and met certain age and service criteria, the participant (“grandfathered participant”) will receive the greater of the benefits calculated under the prior plan, which uses a final average compensation formula, or under the cash balance formula. Mr. Lord is the only NEOs who is a “grandfathered participant.”

The Corporation’s non-qualified pension plan assures that designated participants receive the full amount of benefits to which they would have been entitled under the tax-qualified pension plan but for limits on compensation and benefit levels imposed by the Internal Revenue Code. The non-qualified plan does not provide any other benefits.

As discussed earlier in this proxy statement, individually-negotiated retirement benefits were in force in 2007 for Mr. Fitzpatrick, Mr. Andrews and Ms. McCormack.

Mr. Fitzpatrick was entitled to a retirement payment, which generally assured him of a single life annuity of $300,000 per year if he worked continuously for the Corporation through age 60. Upon Mr. Fitzpatrick’s termination of employment in May 2007, this benefit became vested at the rate of $271,471 per year, offset by any amounts due to Mr. Fitzpatrick under the qualified retirement program.

Mr. Andrews is entitled to a pension benefit of a single life annuity of $135,000 beginning at age 61, offset by any amounts paid under the Pension Plans.

Ms. McCormack was entitled to accrue retirement benefits that she would have been eligible for had she remained continuously employed by the Corporation from her original hire date in 1986 and not had a break in service for her period of employment with USA Group, Inc. from 1997 to 2000. If Ms. McCormack became fully vested in this benefit (the benefit vests ratably over five years beginning in 2004), it was projected to provide a single life annuity of $82,000 beginning at age 62, in addition to the $94,300 projected annual retirement benefit that she would otherwise accrue under the Pension Plans.

Other than the benefit provided to Ms. McCormack as described above, the Corporation does not have a policy for granting extra pension service.

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)(1)	($)

Lord	Tax-Qualified Plan	22.7500	1,171,078	0
	Supplemental Plan	22.7500	3,912,863	0
	Individual Agreement	—	0	0
	Total		5,083,941	0
Andrews	Tax-Qualified Plan	1.4167	18,547	0
	Supplemental Plan	1.4167	21,050	0
	Individual Agreement	4.9167	568,307	0
	Total		607,904	0
Fitzpatrick	Tax-Qualified Plan	7.8333	107,137	2,839
	Supplemental Plan	7.8333	988,840	6,551
	Individual Agreement	8.7500	2,322,803	15,389
	Total		3,418,780	24,779
Autor	Tax-Qualified Plan	14.4167	91,820	0
	Supplemental Plan	14.4167	173,286	0
	Individual Agreement	—	0	0
	Total		265,106	0
Feierstein(2)	—	—	—	—
Lavet	Tax-Qualified Plan	15.7500	230,193	0
	Supplemental Plan	15.7500	228,848	0
	Individual Agreement	—	0	0
	Total		459,041	0
McCormack	Tax-Qualified Plan	21.7500	412,826	0
	Supplemental Plan	21.7500	548,557	0
	Individual Agreement	21.7500	1,501,000	0
	Total		2,462,383	0
Moehn	Tax-Qualified Plan	11.4167	96,859	0
	Supplemental Plan	11.4167	221,913	0
	Individual Agreement	—	0	0
	Total		318,772	0

(1)	Accumulated benefits are based on service, compensation (base salary and annual performance bonus) and if applicable, Pay Credits as described above considered by the plans and agreements for the period through December 31, 2007. For purposes of calculating the present value of accumulated benefits under the tax-qualified and supplemental plans, Interest Credits are assumed to be 5 percent each year to age 62. The interest rate used to discount the resulting lump sum back to December 31, 2007 is 6.00 percent. For purposes of calculating the present value of accumulated benefits for individual agreements, it is assumed that individuals receive an annuity payment for the rest of their lives beginning on December 31, 2007. Life expectancy is determined by the RP-2000 White Collar, Healthy Mortality Table for males and females. The interest rate used to discount the annuity payments back to December 31, 2007 is 6.00 percent. No turnover, salary increases, or pre-retirement mortality were assumed to occur.

(2)	Mr. Feierstein was hired after the tax-qualified and supplemental plans were closed to new members.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2007

The table below provides information about the non-qualified deferred compensation of the NEOs in 2007.

Under the plan, which is available to key employees, these eligible employees may elect to defer up to 100 percent of their annual performance bonus, 100 percent of performance stock, and up to 85 percent of their base salary. Amounts deferred by plan participants are credited to record-keeping accounts; participants are general creditors of the Corporation with regard to their accounts.

The Corporation makes contributions to the plan only if, and to the extent, a participant’s deferral under this plan reduces the corporate contribution that would have been made under the

Corporation’s tax-qualified defined contribution plan. No such contributions were made for any NEO for 2007.

Participants’ accounts are credited with earnings based on the investment performance of underlying investment funds, as selected by participants. SLM stock is one of the available investment funds. Earnings credited do not constitute an “above-market interest rate” as defined by the SEC. Earnings are credited daily.

Participants elect the time and form of payment of their accounts. Accounts may be paid either 12 months following separation of service or by January 31 following an age elected by the participant and at least 12 months following separation of service. (NEOs who have elected to have their account “invested” in SLM stock will receive their account six months following separation from service.) Accounts may be distributed either in a lump sum, annual installments, or a formula acceptable to the Corporation. The timing of the payment of accounts may be changed, but the change must delay distribution for at least five years beyond the original distribution date, must be made at least 12 months before the original distribution date, and will not be effective until 12 months after the subsequent election is made. Accounts may also be paid while a participant is “in service.”

As described earlier, under the terms of Mr. Fitzpatrick’s employment agreement, delivery of vested RSUs, including dividend equivalents, was deferred until Mr. Fitzpatrick’s termination of employment.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals/	Balance
Name	Last FY ($)(1)	Last FY ($)	FY ($)(2)	Distributions ($)	at Last FYE ($)

Lord	$0	$0	$(6,322,682)	$0	$4,493,566
Andrews	0	0	0	0	0
Fitzpatrick	0	0	2,572,345	20,851,857	0
					12,494,703 (3)
Autor	0	0	0	0	0
Feierstein	0	0	0	0	0
Lavet	0	0	(375,195)	0	297,297
McCormack	200,000	0	(1,049,208)	0	1,028,557
Moehn	0	0	20,480	0	397,991

(1)	The amount disclosed in this column is also disclosed in the stock expense column in the Summary Compensation Table in this proxy statement and is part of Ms. McCormack’s 2006 bonus paid in January 2007.

(2)	Negative numbers in this column indicate declines in the principal value of investments.

(3)	This amount is the value of Mr. Fitzpatrick’s RSUs upon vesting on May 21, 2007, which were not paid to him until January 2, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below reflect the amount of compensation that would have become payable to the NEOs who were employed as executive officers on December 31, 2007 under existing plans and arrangements if such NEO’s employment had terminated and/or a change in control had occurred on December 31, 2007, given the NEOs’ compensation and service levels as of December 31, 2007 and, if applicable, based on the Corporation’s closing stock price on that date of $20.14. The compensation and benefits disclosed in the tables are in addition to: 1) compensation and benefits available prior to the occurrence of a termination of employment, such as vested stock options; 2) compensation and benefits disclosed in the “Pension Benefits at 2007 Fiscal Year End” and the “Non-Qualified Deferred Compensation for Fiscal Year 2007” tables; and 3) compensation and benefits available generally to all employees, such as distributions under the Corporation’s defined contribution retirement program, disability plans and accrued vacation pay. In addition, in connection with any actual termination of employment or change in control, the Corporation may determine to enter into an agreement or to establish an arrangement providing additional compensation or benefits or amending the terms of compensation and benefit arrangements described below, as the Board or the Compensation Committee determines appropriate.

The actual amounts that would be paid upon a NEO’s termination of employment or a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Corporation’s stock price and the executive’s age.

Descriptions of Existing Plans and Arrangements

The following arrangements were effective for the NEOs who were employed as executive officers on December 31, 2007: 1) the Change-in-Control Severance Plan; and 2) an individually-negotiated severance arrangement for Mr. Andrews. These arrangements are summarized below.

Change in Control Severance Plan.  Upon a change in control of the Corporation, all outstanding and unvested equity awards held by participants become vested and non-forfeitable. Upon a change in control of the Corporation and a termination of a participant by the Corporation without cause or by the participant for good reason within 24 months of the change in control, the participant is entitled to receive a lump sum cash payment equal to two times his or her base salary and annual performance bonus. A participant will also be entitled to receive a pro-rated portion of his or her target annual performance bonus for the year in which the termination occurs, as well as continuation of medical insurance benefits for a two-year period. Also, if as a result of benefits provided under the plan a participant becomes subject to excise taxes under section 4999 of the Internal Revenue Code, the Corporation will make certain “gross up” payments for the excise taxes payable by the participant and for taxes payable on the grossed-up amount.

Receipt of cash benefits is conditioned on the eligible participant agreeing to non-competition and non-solicitation agreements and a general release of claims against the Corporation.

Change in control generally means the occurrence of any of the following events: (i) any person unrelated to the Corporation acquires more than 50 percent of the then outstanding voting stock; (ii) a majority of the Board of Directors is replaced within a 12-month period other than in specific circumstances; (iii) the consummation of a merger or consolidation of the Corporation that results in the shareholders of the Corporation immediately before the merger or consolidation owning immediately following such merger or consolidation less than fifty percent (50%) of the combined voting power of the corporation which survives the transaction; or (iv) a sale of all or substantially all of the assets of the Corporation.

Termination for cause generally means a determination by the Board of Directors that there has been a failure by the executive officer to perform his or her responsibilities and such failure remains uncured, or that the executive officer has committed an act of misconduct, which means (i) embezzlement, fraud, commission of a felony, breach of fiduciary duty or deliberate disregard of material Corporation policies; (ii) personal dishonesty materially injurious to the Corporation; (iii) unauthorized disclosure of any proprietary information; or (iv) competing with the Corporation while employed or within at least a two-year period (or in some instances longer) after termination of employment.

Termination for good reason generally means (i) a material reduction in the executive officer’s position; (ii) a reduction in the executive officer’s base salary or a material reduction in his compensation arrangements or benefits (except that variability in the value of stock-based compensation or in incentive compensation will not be considered a reduction); or (iii) a forced relocation of the Corporation’s executive offices.

Mr. Andrews’ Arrangement.  For Mr. Andrews, his cash severance benefit under the Change in Control Severance Plan is calculated based on his target bonus of $2,500,000, as opposed to his prior actual bonuses, in recognition of his changed responsibility and compensation as chief executive officer from May 22, 2007 through December 14, 2007.

Change in Control without Termination

				Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting(1)	Severance	Insurance	Benefit	Gross Up	Total

Lord	$0	n/a	n/a	n/a	n/a	$0
Andrews	269,232	n/a	n/a	n/a	n/a	269,232
Autor	510,267	n/a	n/a	n/a	n/a	510,267
Feierstein	50,652	n/a	n/a	n/a	n/a	50,652
Lavet	399,376	n/a	n/a	n/a	n/a	399,376

Change in Control with Termination without Cause or for Good Reason

				Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting(1)	Severance(2)	Insurance(3)	Benefit	Gross Up(4)	Total

Lord	$0	n/a	n/a	n/a	n/a	$0
Andrews	269,232	4,000,000	10,881	n/a	0	4,280,113
Autor	510,267	1,600,000	10,881	n/a	0	2,121,148
Feierstein	50,652	770,000	10,881	n/a	292,932	1,124,465
Lavet	399,376	1,360,000	10,881	n/a	0	1,770,257

Termination by the Corporation without Cause

Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting	Severance	Insurance	Benefit	Gross Up	Total

Lord	n/a	n/a	n/a	n/a	n/a	n/a
Andrews	n/a	n/a	n/a	n/a	n/a	n/a
Autor	n/a	n/a	n/a	n/a	n/a	n/a
Feierstein	n/a	n/a	n/a	n/a	n/a	n/a
Lavet	n/a	n/a	n/a	n/a	n/a	n/a

Termination by the Corporation with Cause

Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting	Severance	Insurance	Benefit	Gross Up	Total

Lord	n/a	n/a	n/a	n/a	n/a	n/a
Andrews	n/a	n/a	n/a	n/a	n/a	n/a
Autor	n/a	n/a	n/a	n/a	n/a	n/a
Feierstein	n/a	n/a	n/a	n/a	n/a	n/a
Lavet	n/a	n/a	n/a	n/a	n/a	n/a

Termination by the Executive for Good Reason

Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting	Severance	Insurance	Benefit	Gross Up	Total

Lord	n/a	n/a	n/a	n/a	n/a	n/a
Andrews	n/a	n/a	n/a	n/a	n/a	n/a
Autor	n/a	n/a	n/a	n/a	n/a	n/a
Feierstein	n/a	n/a	n/a	n/a	n/a	n/a
Lavet	n/a	n/a	n/a	n/a	n/a	n/a

Termination Due to Death or Disability

				Additional
	Equity	Cash	Medical	Retirement	Estimated Tax
Name	Vesting(1)	Severance	Insurance	Benefit	Gross Up	Total

Lord	$0	n/a	n/a	n/a	n/a	$0
Andrews	269,232	n/a	n/a	n/a	n/a	269,232
Autor	510,267	n/a	n/a	n/a	n/a	510,267
Feierstein	50,652	n/a	n/a	n/a	n/a	50,652
Lavet	399,376	n/a	n/a	n/a	n/a	399,376

(1)	Amounts disclosed in this column are the number of shares of performance stock that would vest on December 31, 2007 multiplied by $20.14, the closing price of SLM stock on December 31, 2007, plus the difference between $20.14 and the exercise prices of stock options multiplied by the number of stock options that would vest on December 31, 2007.

(2)	Cash severance for Mr. Andrews will be based on his target bonus of $2,500,000. Cash severance for the other NEOs, if applicable, is equal to two times the two-year average of their annual performance bonus plus base salary.

(3)	An estimate of the Corporation’s per-employee cost of providing health care benefits for a 24-month period, if applicable.

(4)	In order to estimate a tax gross up for change in control excise taxes, it was assumed that options vested and the intrinsic value was paid in cash in connection with a change in control. Further, the intrinsic value was adjusted as permitted under IRS regulations.

ACTUAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

The table below reports the compensation and benefits paid upon terminations of NEOs’ employment during 2007—Mr. Fitzpatrick, Ms. McCormack and Mr. Moehn.

				Additional
	Equity	Cash	Medical	Retirement
Name	Vesting	Severance	Insurance	Benefit	Total

Fitzpatrick	$20,328,703	$3,158,333	$10,881	$572,585	$24,070,502
McCormack	375,248	3,015,000	5,552	173,000	3,568,800
Moehn	460,199	1,500,000	10,130	n/a	1,970,329

Mr. Fitzpatrick.  Pursuant to his June 1, 2005 employment agreement, Mr. Fitzpatrick received a cash payment of $3,158,333, which was equal to his salary and three-year average annual bonus multiplied by one (the number of months remaining in the term of his employment agreement, twelve, divided by twelve). A cash severance payment equal to “one times” compensation is less than industry practice and recognizes the fact that Mr. Fitzpatrick was in the third year of an up to five-year contract period. Unvested options and unvested performance stock and RSUs became vested. He is eligible to participate in the Corporation’s medical plan and charitable contribution program through May 22, 2008.

The additional retirement benefit shown in the table above is the difference between the present value of the annual retirement benefit that was payable to Mr. Fitzpatrick upon termination without cause, $271,417, and the present value of the annual retirement benefit Mr. Fitzpatrick had accrued through May 21, 2007 of $225,917. The assumptions used were a discount rate of 5.75 percent and life expectancy of 81 years. Mr. Fitzpatrick also received a cash payment of $43,000 for consulting services.

Ms. McCormack.  Ms. McCormack served as an executive officer of the Corporation through December 11, 2007. An amount of $3,000,000 was accrued in 2007 in recognition of her 22 years of service and the significant amount she lost in unrealized equity compensation. (As with other executive officers, Ms. McCormack was prevented from trading in Sallie Mae stock for most of 2007 due to the proposed merger.) Ms. McCormack also received outplacement services and participation in the charitable gift and executive physical programs for one year following termination of employment. In exchange for these payments and benefits, the Corporation received from Ms. McCormack an agreement not to compete with the Corporation for 6 months following her termination of employment and not to solicit or hire its employees for 24 months following her termination of employment. Ms. McCormack agreed to provide consulting services for 12 months following her termination of employment for $16,500 per month.

Mr. Moehn.  Mr. Moehn served as an executive officer of the Corporation through December 12, 2007. An amount of $1,500,000 was accrued in 2007 in recognition of his 12 years of service and the significant amount he lost in unrealized equity compensation. (As with other executive officers, Mr. Moehn was prohibited from trading in Sallie Mae stock for most of 2007 due to the proposed merger.) Mr. Moehn also received outplacement services and participation in the charitable gift and executive physical programs for one year following termination of employment. In exchange for these payments and benefits, the Corporation received from Mr. Moehn an agreement not to compete with the Corporation for 6 months following his termination of employment and not to solicit or hire its employees for 24 months following his termination of employment. Mr. Moehn agreed to provide consulting services for 12 months following his termination of employment for $16,500 per month.

Director Compensation

In 2007, directors were compensated for regular Board service and for service related to the proposed transaction with the J.C. Flowers investor group. For regular Board service, non-management members of the Board received, generally, the same amount of compensation in 2007 as in 2006; however, using the hypothetical Black-Scholes formula to value their equity awards, directors’ compensation was less valuable than the previous year. Board members who served on a special committee to review the Flowers transaction received additional cash compensation. Compensation decisions were made by the independent directors after discussion with the consultant to the Compensation and Personnel Committee, Semler Brossy Consulting.

Annual Compensation:  For non-management directors, the 2007 standard compensation arrangement was a $70,000 cash payment, paid upon election to the Board in May, and a grant of 10,000 options covering the Corporation’s common stock, granted in January 2007. Compensation for the Lead Independent Director and the Chair of the Audit Committee was greater, in recognition of the additional responsibilities of these positions. The standard compensation arrangement for the Lead Independent Director and the Chair of the Audit Committee was $87,500 and a grant of 12,500 options covering the Corporation’s common stock. The compensation of the Chairman of the Board is discussed below.

Alternatively, non-management directors could elect all-equity compensation in the form of stock options. This alternative compensation arrangement was a grant of 16,000 options. Mr. Goode elected this form of compensation.

Options granted in 2007 have a 10-year term, a grant price equal to the stock price on the date of grant and vest upon the later of: 1) the Corporation’s common stock reaching a closing price of 120 percent of the grant price for five trading days; or 2) separation of the director from service on the Board, whichever occurs first. To the extent not already vested, the options vest on the fifth anniversary of their grant date.

Mr. Fitzpatrick served as a member of the Board until May 22, 2007 and did not receive any separate compensation for his service on the Board in 2007.

Transaction Compensation:  Members of the Board spent a significant amount of time in connection with the proposed transaction with the J.C. Flowers investor group. A committee was formed to review, evaluate and negotiate a transaction on behalf of the Board. Members of this committee received a cash payment of $100,000; the chairman of the Committee received a cash payment of $125,000. Other Board members received a $1,500 meeting fee for each Board meeting held in connection with the proposed transaction. A total of three such Board meetings were held.

Charitable Gift Program:  Directors are eligible to participate in the Corporation’s charitable gift program. Under this program, the Corporation contributes three dollars for each dollar contributed by a director to post-secondary educational institutions, up to a total contribution by the Corporation of $75,000. The Corporation contributes two dollars for each dollar contributed to a primary or secondary educational institution, or a civic, community, health or human service organization, up to a total contribution by the Corporation of $25,000 per year. The Corporation contributes one dollar for each dollar contributed to an arts or cultural organization, the United Way, or a federated campaign, up to a total contribution by the Corporation of $10,000 per year. Notwithstanding the above limits for each category, aggregate charitable contributions by the Corporation are limited to $75,000 for 2007. Mr. Lord and Mr. Fitzpatrick were eligible to participate in the directors’ charitable gift program.

Other Compensation:  The Corporation’s non-management directors are provided with $50,000 of life insurance, are reimbursed for their expenses incurred in connection with attending Board meetings, and are covered by a travel insurance plan while traveling on corporate business. A non-qualified pension plan was provided to Board members until 1995, at which time the plan was frozen.

Chairman’s Compensation

Upon his retirement as chief executive officer in May 2005, Mr. Lord entered into a compensation arrangement with the Corporation for his services as Chairman of the Board and a non-executive employee of the Corporation. Mr. Lord received an option grant to purchase 300,000 shares of the Corporation’s common stock for a three-year term of service. These options were granted with an exercise price of $48.84 and vest when the share price reaches a closing price of $58.61 for five trading days. To the extent these options are not already vested, the options also vest on May 19, 2010. Once vested, the options may be exercised within five years of Mr. Lord’s separation from Board service. In addition, Mr. Lord was provided office and secretarial support commensurate with his duties as Chairman of the Board. The compensation for Mr. Lord reported in the tables below is on account of his service as Chairman of the Board through November 26, 2007. Mr. Lord’s compensation as a Named Executive Officer is reported in the Executive Compensation section of this proxy statement.

DIRECTOR COMPENSATION

	Fees
	Earned or
	Paid in	Option	Change in	All Other
	Cash	Awards	Pension	Compensation	Total
Name	($)	($)(1)(2)	Value($)(3)	($)(4)	($)

Ann Torre Bates	$170,000	$74,877	N/A	$60,057	$304,934
Charles L. Daley	74,500	74,877	$0	57	149,434
William M. Diefenderfer	92,000	114,889	N/A	100,057	306,946
Diane Suitt Gilleland	74,500	74,877	2,423	57	151,857
Earl A. Goode	3,000	119,808	N/A	75,057	197,865
Ronald F. Hunt	170,000	86,425	1,331	75,057	332,813
Benjamin J. Lambert III	74,500	86,425	0	7,407	168,332
Albert L. Lord	125,000	188,540	1,097	44,000	358,637
Barry A. Munitz	74,500	74,877	N/A	75,056	224,433
A. Alexander Porter, Jr.	74,500	79,702	0	75,057	229,259
Wolfgang Schoellkopf	187,500	88,787	N/A	50,057	326,344
Steven L. Shapiro	74,500	74,877	0	43,245	192,622
Barry L. Williams	74,500	74,877	N/A	43,837	193,214

(1)	Amounts disclosed as Option Awards are the sum of the dollar amounts recognized for financial statement reporting purposes with respect to 2007 in accordance with FAS 123R, without regard to estimation of forfeitures, for stock options granted in 2005, 2006 and 2007.

The grant date fair market value for stock options granted in 2005 to Mr. Lord is $9.97. The assumptions used to calculate this expense are as follows: an expected term of 4.1 years; a risk-free interest rate of 3.78%; expected volatility of 22.35%; an expected dividend rate of 1.56%; and derived service period as follows: Immediately for the first one-third; 1.0 year for the second one-third; and 2.0 years for the final one-third.

The grant date fair market value for stock options granted in 2006 to directors is $11.56. The assumptions used to calculate this expense are as follows: an expected term of 4.1 years; a risk-free interest rate of 4.45%; expected volatility of 21.33%; an expected dividend rate of 1.58%; and a derived service period of 1.13 years.

The grant date fair market value for the November 21, 2006, stock options is $8.83. The assumptions used to calculate this expense are as follows: an expected term of 4.2 years; a risk-free interest rate of 4.55%; expected volatility of 20.57%; an expected dividend rate of 2.16%; and a derived service period of one year.

The grant date fair market value for stock options granted in 2007 to directors is $9.07. The assumptions used to calculate this expense are as follows: an expected term of 4.2 years; a risk-free interest rate of 4.82%; expected volatility of 21.38%; an expected dividend rate of 2.2%; and a derived service period of 1.52 years.

(2)	The aggregate number of options held by each director at December 31, 2007 was:

Name	Options

Ann Torre Bates	239,627

Charles L. Daley	212,496

William M. Diefenderfer	198,870

Diane Suitt Gilleland	192,119

Earl A. Goode	146,725

Ronald F. Hunt	187,002

Benjamin J. Lambert III	205,479

Albert L. Lord	300,000

Barry A. Munitz	47,555

A. Alexander Porter, Jr.	316,270

Wolfgang Schoellkopf	177,004

Steven L. Shapiro	218,806

Barry L. Williams	220,366

(3)	Daley, Gilleland, Hunt, Lambert, Lord, Porter, and Shapiro are participants in the Board of Directors’ Pension Plan. This Plan was in place at the time these individuals were elected to the Board. Under their leadership, the Plan was frozen effective December 31, 1995; no benefits have accrued since that time.

The normal retirement age under the Plan is 65. There was no change in 2007 in the actuarial present value of benefits of participants in the Plan who were older than age 65. There was an increase in the actuarial present value of benefits of participants age 65 and younger, reflecting the fact that such participants are one year closer to reaching the normal retirement age. The assumptions used to calculate the increase are the same as those used for financial reporting purposes and are disclosed on page F-69 of the Form 10-K.

The Corporation does not pay any above market earnings on non-qualified deferred compensation plans.

(4)	All Other Compensation is as set forth in the table below:

ALL OTHER COMPENSATION

	Gifts to	Life
	Charities	Insurance	Total
Name	($)(A)	Premiums(B)	($)

Ann Torre Bates	$60,000	$57	$60,057
Charles L. Daley	0	57	57
William M. Diefenderfer	100,000	57	100,057
Diane Suitt Gilleland	0	57	57
Earl A. Goode	75,000	57	75,057
Ronald F. Hunt	75,000	57	75,057
Benjamin J. Lambert III	7,350	57	7,407
Albert L. Lord	44,000	0	44,000
Barry A. Munitz	74,999	57	75,056
A. Alexander Porter, Jr.	75,000	57	75,057
Wolfgang Schoellkopf	50,000	57	50,057
Steven L. Shapiro	43,188	57	43,245
Barry L. Williams	43,780	57	43,837

(A) Amounts contributed under the Corporation’s charitable gift program to charitable organizations. Mr. Diefenderfer’s charitable gift of $100,000 was grandfathered under the program in place in 2006.

(B) The amount reported is the annual premium paid by the Corporation to provide a life insurance benefit of $50,000.
Mr. Diefenderfer was Audit Committee Chair during 2007 and his pay reflects a 25 percent premium for this role. Mr. Schoellkopf was Lead Independent Director during 2007 and his compensation reflects a 25 percent premium for this role.

STOCK OWNERSHIP

The following table provides information regarding shares owned by each director, director nominee and NEO. The new ownership information is as of February 29, 2008.

					Total
			Vested		Beneficial	Percent of
	Shares(1)		Options(2)		Ownership(3)	Class

Director Nominees
Ann Torre Bates	18,522	(4)	218,177		236,699		*
Charles L. Daley	41,290	(5)	193,436		234,726		*
William M. Diefenderfer III	71,115	(6)	164,550		235,665		*
Diane Suitt Gilleland	81,148	(7)	167,339		248,487		*
Earl A. Goode	35,227		121,945		157,172		*
Ronald F. Hunt	215,184	(8)	156,502		371,686		*
Benjamin J. Lambert, III	116,777	(9)	174,979		291,756		*
Michael E. Martin**	0		0		0
Barry A. Munitz	130,137		22,775		152,912		*
Howard H. Newman**	0		0		0
A. Alexander Porter, Jr.	923,097	(10)	292,430		1,215,527		*
Frank C. Puleo**	0		0		0
Wolfgang Schoellkopf	55,000		157,944		212,944		*
Steven L. Shapiro	247,952	(11)	194,026		441,978		*
Anthony P. Terracciano	200,000		0		200,000		*
Barry Lawson Williams	19,797	(12)	195,586		215,383		*

Named Executive Officers
Albert L. Lord	276,371	(13)	5,373,261		5,649,632	1.21%
C.E. Andrews	78,991		400,000		478,991		*
Thomas J. Fitzpatrick	1,287,676		2,700,000		3,987,676		*
Robert S. Autor	116,900		425,537		542,437		*
Barry S. Feierstein	10,769		23,000		33,769		*
Robert S. Lavet	91,756		306,956		398,712		*
June McCormack	50,643		281,733		332,376		*
Kevin Moehn	65,004		201,502	(14)	266,506		*

Directors and Officers as a Group	3,942,163		11,779,178		15,721,341	3.37%

*	Less than one percent.
**	Messrs. Martin and Puleo were appointed to the Board on March 20, 2008. Mr. Newman was appointed to the Board on March 31, 2008.
(1)	Shares held directly or indirectly by the individual or by the individual and his or her spouse, including shares credited to Corporation-sponsored retirement plans.
(2)	Shares that may be acquired within 60 days as of February 29, 2008 through the exercise of stock options.
(3)	Total of columns 1 and 2. Except as otherwise indicated and subject to community property laws, each owner has sole voting and sole investment power with respect to the shares listed.
(4)	18,522 shares are held in a margin account and are therefore considered “pledged as security”. No loan is outstanding.
(5)	Mr. Daley’s share ownership includes 2,625 shares held through a limited partnership in which he owns a 50% interest. 3,200 of the shares reported in this column are stock units credited to a deferred compensation plan account.
(6)	4,014 shares are stock units credited to a deferred compensation plan account.
(7)	12,838 shares are stock units credited to a deferred compensation plan account.

(8)	146,155 shares are held in a margin account and are therefore considered “pledged as security.” No loan is outstanding. Mr. Hunt’s share ownership includes 1,575 shares held solely in his wife’s name. 15,851 of the shares are stock units credited to a deferred compensation plan account.
(9)	108,462 shares are held in a margin account and are therefore considered “pledged as security.” Mr. Lambert’s share ownership includes 35,790 shares held in trust by his wife. 5,732 of the shares reported in this column are stock units credited to a deferred compensation plan account.
(10)	687,771 shares are held in a margin account and are therefore considered “pledged as security.” Mr. Porter’s share ownership includes 687,771 shares over which he has both investment and voting control. 3,200 of the shares reported in this column are phantom stock units credited to a deferred compensation plan account.
(11)	8,602 shares are phantom stock units credited to a deferred compensation plan account.
(12)	19,756 shares are held in a margin account and are therefore considered “pledged as security.”
(13)	42,484 shares are held in a margin account and are therefore considered “pledged as security.” Mr. Lord’s share ownership includes 2,100 shares held in his wife’s name. 229,684 of the shares reported in this column are units credited to a deferred compensation plan account.
(14)	Mr. Moehn’s share ownership includes 100 shares owned by his son.

GENERAL INFORMATION

About Voting

Who may vote? Only the Corporation’s shareholders who owned common stock at the close of business on March 31, 2008, the record date for the Annual Meeting, can vote.

How are my votes counted? A majority of votes cast is required to elect directors in an uncontested election. This means that a nominee will be elected to the Board if the number of votes “FOR” the nominee exceeds the number of shares voted “AGAINST” the nominee’s election. In a contested election as described in the Corporation’s By-Laws, a plurality voting standard applies, meaning that shareholders may vote “FOR” a nominee or withhold votes with respect to a nominee, and that the 15 nominees receiving the most votes are elected as directors. In a contested election, proxies returned with “AGAINST” or “ABSTAIN” votes will be treated as withheld votes.

In the election of directors, shares are entitled to cumulative voting, which means that each share of common stock is entitled to the number of votes equal to the number of directors to be elected. Therefore, each share you own is entitled to 15 votes in the election of directors. You may cumulate your votes and give one nominee 100 percent of your votes or you may distribute your votes among the nominees in any manner. If cumulative voting is applied at the Annual Meeting, the persons named as proxies may cumulate votes and cast such votes in favor of the election of some or all of the Board’s nominees in their sole discretion, except that a shareholder’s votes will not be cast for a nominee as to whom such shareholder instructs that such votes be withheld or be cast “AGAINST” or “ABSTAIN.” Shares that are not voted in the election of directors, and shares for which voting authority is withheld, have no effect in the election of directors.

Approval of Proposal 2 — Amendment to the SLM Corporation Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock outstanding, with each share of stock entitled to one vote. Abstentions have the same effect as votes against the matter. Shares that are not voted, including shares for which a broker does not have discretionary voting authority, have the same effect as votes against the matter.

How do I vote? You may vote in person at the Annual Meeting or you may vote by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting.

The process of voting by proxy differs slightly, based on how your share ownership is recorded. Your share ownership is recorded in one of three ways: (1) direct ownership, recorded by the stock transfer agent for the Corporation, Computershare Investor Services; (2) beneficial ownership recorded through a brokerage or bank account; or (3) beneficial ownership, recorded by the Corporation’s 401(k) Plan Trustee.

If your ownership is recorded directly, you will receive a proxy card. If your share ownership is beneficial, your broker, bank and/or the 401(k) Plan Trustee will issue to you a voting instruction card that you can use to instruct them how to vote your shares.

If you receive a voting instruction card from your broker or bank, you may vote those shares by mail, telephone or via the Internet. If you receive a voting instruction card from the 401(k) Plan Trustee, it may be voted by mail or by telephone. If you receive a proxy card from Computershare Investor Services, it may be voted only by mail.

If you wish to specify your cumulative vote for director nominees, you must follow the special instructions on your proxy card or voting instruction card and vote by mail. Shares voted through the 401(k) Plan may not be cumulated.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on May 7, 2008. Votes submitted to the 401(k) Plan Trustee must be received by May 5, 2008. Voting by returning a paper proxy, via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. However, if your shares are held through a bank, broker or the 401(k) Plan and you wish to vote those shares in person at the Annual Meeting, you must, in advance of the Annual Meeting, obtain a legal proxy from your bank, broker or the 401(k) Plan Trustee.

How do proxies work? Sallie Mae’s Board of Directors is requesting your proxy. Giving the Board your proxy means that you authorize representatives of the Board to vote your shares at the Annual Meeting in the manner you specify and as described above. If you sign and return the enclosed proxy card or voting instruction card but do not specify how to vote, the Board of Directors will vote your shares in favor of the director nominees named in this proxy statement in order to elect all of the nominees or the maximum number possible, and will vote your shares in favor of amending the Corporation’s Charter and ratifying PricewaterhouseCoopers LLP, as independent accountant. Giving the Board your proxy also means that you authorize their representatives to cumulate votes in the election of directors and to vote on any other matter presented at the Annual Meeting in such manner as they determine best. The Corporation does not know of any other matters to be presented at the Annual Meeting as of the date of this proxy statement. If you own shares through the 401(k) Plan and do not vote your plan shares, the Trustee will vote your plan shares in the same proportion as other plan shares have been voted.

Can I change my vote? A shareholder whose ownership is recorded directly has the power to change or revoke a proxy prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Corporate Secretary or by giving a later dated proxy prior to the meeting. A shareholder whose shares are owned beneficially through a bank, broker, or the 401(k) Plan must contact that entity to change or revoke a previously given proxy.

Shares Outstanding

At January 31, 2008, 466,570,623 shares of the Corporation’s voting common stock, par value $.20 per share, were outstanding. At March 31, 2008, the record date, 466,770,662 shares of common stock were outstanding and eligible to be voted. The common stock is listed on the NYSE under the symbol “SLM.”

Principal Shareholders

To the Corporation’s knowledge, the following institutions beneficially owned more than 5% of the Corporation’s outstanding common stock on December 31, 2007. The holdings reported below are based solely on Schedules 13G and amendments thereto filed with the SEC as of March 15, 2008. The Corporation is not aware of any other beneficial owner who became the beneficial owner of 5% or more of the Corporation’s common stock between December 31, 2007 and March 15, 2008.

		Percent of Class
		as of
Name and Address of Beneficial Owner	Shares(1)	December 31, 2007

Barrow, Hanley, Mewhinney & Strauss, Inc.(2) 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	40,913,600	8.8%
Capital Group International, Inc.(3) 11100 Santa Monica Blvd. Los Angeles, CA 90025	32,038,030	6.9%
Capital Research Global Investors(4) 333 South Hope Street Los Angeles, CA 90071	25,710,860	5.5%

(1)	Except as indicated, each institution has sole investment power and has sole power to vote with respect to the shares listed.

(2)	Based on information contained in the Schedule 13G filed on February 13, 2008, by Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”). Barrow has sole voting power relative to 12,886,230 shares and shared voting power relative to 28,027,370 shares.

(3)	Based on information contained in the Schedule 13G filed on February 12, 2008, by Capital Group International, Inc. and Capital Guardian Trust Company, wherein they reported that Capital Group International, Inc. has sole voting power relative to 22,028,230 shares and sole investment power relative to 32,038,030 shares, and that Capital Guardian Trust Company has sole voting power relative to 16,303,260 shares and sole investment power relative to 25,622,890 shares. Capital Group International, Inc. is a holding company for a group of investment management companies, including Capital Guardian Trust Company, which is organized as a bank. Capital Group International, Inc. and Capital Guardian Trust Company disclaim beneficial ownership of these shares. The address of Capital Guardian Trust Company is the same as that of Capital Group International, Inc. above.

(4)	Based on information contained in the Schedule 13G filed on February 11, 2008, by Capital Research Global Investors (“CRGI”). CRGI has sole voting power relative to 9,266,830 shares. CRGI disclaims beneficial ownership of these shares.

Executive Officers

Biographical information about individuals who are currently executive officers is as follows:

Name and Age	Position and Business Experience

C.E. Andrews 56
• President, SLM Corporation—December 2007 to present, Chief Executive Officer—May 2007 to December 2007, Executive Vice President and Chief Financial Officer—January 2006 to May 22, 2007, Executive Vice President, Accounting & Risk Management—February 2003 to January 2006

• Global Managing Partner for Assurance and Business Advisory Services, Arthur Andersen—2002, Managing Partner, Mid-Atlantic Region—2000 to 2002, various positions with Arthur Andersen—1974 to 2000

Robert S. Autor 45	• Executive Vice President & Chief Information Officer, SLM Corporation—January 2005 to present, Senior Vice President—2002 to 2004, various officer positions—1999 to 2002
• Senior Vice President and Chief Information Officer, Nellie Mae Corporation—1993 to 1999

Name and Age	Position and Business Experience

Barry Feierstein 48
• Executive Vice President, Sales and Marketing, SLM Corporation—January 2008 to present, Senior Vice President, Private Credit Lending, —January 2007 to January 2008, Private Credit Strategy Executive—September 2006 to January 2007

• Vice President, Sales & Marketing, Arrow Financial Services—February 2004 to September 2006
• President, The RecovAR Group, LLC—1997 to 2004
• President, AB, LLC—1993 to 1997
• Engagement Manager, McKinsey & Company, Inc.—1990 to 1993, Associate 1988 to 1990
• President, Jon Barry, Inc.—1983 to 1986

J. Lance Franke 57	• Executive Vice President, Corporate Finance, SLM Corporation—January 2008 to present, Senior Vice President, Corporate Finance—2004 to January 2008, various officer positions—1981 to 2004
• Various positions at Macro International, Xerox Corporation and an Exxon subsidiary

John J. Hewes 59	• Executive Vice President & Chief Credit Officer, SLM Corporation—March 2008 to present
• Group Executive, Consumer Finance & Lending Business, MBNA America—1996 to 2007, various officer positions—1985 to 1996

Jack A. Lavin 54	• Executive Vice President, SLM Corporation—January 2008 to present, Senior Vice President—January 2007 to January 2008
• President & CEO, Arrow Financial Services—1999 to present
• Various positions at Citibank, Drexel Burnham Lambert, and Bankers Trust

Albert L. Lord 63	• Chief Executive Officer and Vice Chairman, SLM Corporation—December 2007 to present, Chairman—March 2005 to December 2007, Chief Executive Officer and Vice Chairman—1997 to May 2005
• President and principal shareholder of LCL, Ltd.—1994 to 1997
• Executive Vice President and Chief Operating Officer, Student Loan Marketing Association—1990 to 1994, various officer positions—1981 to 1990

John F. Remondi 45	• Vice Chairman and Chief Financial Officer, SLM Corporation—January 2008 to present
• Portfolio Manager, PAR Capital Management, Inc.—2005 to January 2008
• Executive Vice President, SLM Corporation—2001 to 2005, Senior Vice President—1999 to 2001
• Chief Financial Officer and Senior Vice President, Nellie Mae Corporation—1990 to 1999
• Various finance positions, Bay Bank Boston—1984 to 1988

Michael E. Sheehan 51	• Senior Vice President and General Counsel, SLM Corporation—March 2008 to present, Senior Vice President and Deputy General Counsel—2007 to 2008, Associate General Counsel—2004 to 2007
• Various officer positions, Student Loan Marketing Association— 1992 to 2004
• Venable, Baetjer and Howard—1987 to 1992

Other Matters

As of the date of this proxy statement, there are no matters that the Board of Directors intends to present for a vote at the Annual Meeting other than the business items discussed in this proxy statement. In addition, the Corporation has not been notified of any other business that is proposed to be presented at the Annual Meeting. If other matters now unknown to the Board come before the Annual Meeting, the accompanying proxy card gives discretionary authority to the persons named on the proxy card to vote such proxies on any such matters in accordance with their best judgment.

Solicitation Costs

All expenses in connection with the solicitation of the enclosed proxy will be paid by the Corporation. The Corporation has hired MacKenzie Partners, Inc. to solicit proxies for a fee of $7,500 plus reimbursement for out-of-pocket costs. In addition to solicitation by mail, officers, directors, regular employees or other agents of the Corporation may solicit proxies by telephone, telefax, personal calls, or other electronic means. The Corporation will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to beneficial owners of the Corporation’s common stock material related to the Annual Meeting, including the annual report, this proxy statement and the proxy card and, upon request, the Corporation will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.

Shareholder Proposals and Other Business for 2009 Annual Meeting

A shareholder who intends to introduce a proposal for consideration at the Corporation’s year 2009 Annual Meeting, set for May 21, 2009, may seek to have that proposal and a statement in support of the proposal included in the Corporation’s proxy statement if the proposal relates to a subject that is permitted under SEC Rule 14a-8. To be considered for inclusion, the proposal and supporting statement must be received by the Corporation no later than December 11, 2008 and must satisfy the other requirements of Rule 14a-8. The submission of a shareholder proposal does not guarantee that it will be included in the Corporation’s proxy statement.

The Corporation’s By-laws provide that a shareholder may otherwise propose business for consideration or nominate persons for election to the Board of Directors, in compliance with federal proxy rules, applicable state law and other legal requirements and without seeking to have the proposal included in the Corporation’s proxy statement pursuant to Rule 14a-8. The Corporation’s By-laws provide that any such proposals or nominations for the Corporation’s 2009 Annual Meeting must be received by the Corporation on or after February 8, 2009 and on or before April 8, 2009. Any such notice must satisfy the other requirements in the Corporation’s By-laws applicable to such proposals and nominations. If a shareholder fails to meet these deadlines or fails to comply with the requirements of SEC Rule 14a-4(c), the Corporation may exercise discretionary voting authority under proxies it solicits to vote on any such proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Corporation’s executive officers and directors to file reports on their holdings of and transactions in the Corporation’s common stock. To the Corporation’s knowledge, for the fiscal year 2007, all of the Corporation’s executive officers and directors filed all required reports in a timely manner, except that Mr. Daley filed a report of a sale of 80,023 shares of SLM common stock one day late.

Code of Business Conduct

The Corporation has a Code of Business Conduct that applies to Board members and all employees, including the chief executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct is available on the Corporation’s website (www.salliemae.com under “About Us, Investors, Corporate Governance”) and a written copy is available from the Corporate Secretary. The Corporation intends to post amendments to or waivers of the Code of Business Conduct (to the extent applicable to the Corporation’s chief executive officer, principal financial officer or principal accounting officer or any director) at this location on its website.

Householding

The SEC has approved a rule concerning the delivery of annual reports and proxy statements that permits a single set of these reports to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice sent to certain beneficial shareholders who share a single address, only one annual report and proxy statement will be sent to that address unless the shareholder has notified the Corporation that the shareholder wishes to receive multiple copies. Shareholders that received a single copy of the annual report or proxy statement and wish to receive separate copies now or in the future may request them by calling 703-984-6785 or writing in care of the Corporate Secretary at SLM Corporation, 12061 Bluemont Way, Reston, VA 20190. We will deliver a separate copy of the annual report or proxy statement promptly upon request. Shareholders who received separate copies of the annual report or proxy statement and would prefer to receive a single copy in the future may also contact us at 12061 Bluemont Way, Reston, VA 20190 or by calling 703-984-6785 to request delivery of a single copy.

Attachment A

AMENDMENT TO RESTATED
CERTIFICATE OF INCORPORATION
OF
SLM CORPORATION

FIRST:  The name of the Corporation is SLM Corporation (hereinafter the “Corporation”).

SECOND:  The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is 1,145,000,000 shares of capital stock, consisting of (i) 1,125,000,000 shares of common stock, par value $.20 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $.20 per share (the “Preferred Stock”).

a. Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

(1) Voting.  Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder’s name on the stock transfer records of the Corporation; provided, however, that at all elections of directors of the Corporation, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast as many votes, in person or by proxy, which (except for this provision) such holder would be entitled to cast for the election of directors with respect to its shares of stock multiplied by the number of directors to be elected at such election, and that such holder may cast all such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as such holder sees fit.

(2) Dividends.  Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(3) Liquidation, Dissolution, etc.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them.

(4) No Preemptive or Subscription Rights.  No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

b. Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

(1) Designated Preferred Stock—Series A. Pursuant to authority conferred upon the Board of Directors by this Article IV, the Board of Directors created a series of 3,450,000 shares of Preferred Stock designated as 6.97% Cumulative Redeemable Preferred Stock, Series A, by filing a Certificate of Designations of the Corporation with the Secretary of State of the State of Delaware on November 12, 1999, and the voting powers, designations, preferences and relative, participating and other special rights, and the qualifications, limitations and restrictions thereof, of the 6.97% Cumulative Redeemable Preferred Stock are as set forth on Exhibit A hereto and are incorporated herein by reference.

(2) Designated Preferred Stock—Series B.  Pursuant to authority conferred upon the Board of Directors by this Article IV, the Board of Directors created a series of 4,000,000 shares of Preferred Stock designated as Floating-Rate Non-Cumulative Preferred Stock, Series B, by filing a Certificate of Designations of the Corporation with the Secretary of State of the State of Delaware on June 7, 2005, and the voting powers, designations, preferences and relative, participating and other special rights, and the qualifications, limitations and restrictions thereof, of the Floating-Rate Non-Cumulative Preferred Stock are as set forth on Exhibit B hereto and are incorporated herein by reference.

c. Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Unless approved by the affirmative vote of not less than a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors, the Corporation shall not take any action that would result in the acquisition by the Corporation, directly or indirectly, from any person or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934) of five percent or more of the shares of Common Stock issued and outstanding, at a price in excess of the prevailing market price of such Common Stock, other than pursuant to a tender offer made to all stockholders or to all stockholders owning less than 100 shares of Common Stock.

d. Limitation on Stockholder Rights Plan. Notwithstanding any other powers set forth in this Certificate of Incorporation, the Board of Directors shall not adopt a stockholders “rights plan” (which for this purpose shall mean any arrangement pursuant to which, directly or indirectly, Common Stock or Preferred Stock purchase rights may be distributed to stockholders that provide all stockholders, other than persons who meet certain criteria specified in the arrangement, the right to purchase the Common Stock or Preferred Stock at less than the prevailing market price of the Common Stock or Preferred Stock), unless (i) such rights plan is ratified by the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors at the next meeting (annual or special) of stockholders; (ii) by its terms, such rights plan expires within thirty-seven (37) months from the date of its adoption, unless extended by the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors; and (iii) at any time the rights issued thereunder will be redeemed by the Corporation upon the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors.

FIFTH:  Reserved.

SIXTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

a. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

b. The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

c. (1) (i) The number of directors of the Corporation shall be not less than eleven (11), and no more than sixteen (16).

(ii) Directors may be removed with or without cause by a vote of the holders of shares entitled to vote at an election of directors at a duly called meeting of such holders, provided that no director shall be removed for cause except by the affirmative vote of not less than a majority of the voting power of the shares then entitled to vote at an election of directors, and provided further that if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

(iii) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.

(2) A director shall hold office until the succeeding annual meeting (or special meeting in lieu thereof) and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(3) Any vacancy on the Board of Directors, regardless of whether resulting from death, resignation, retirement, disqualification, removal from office, increase in the size of the Board or otherwise, may be filled by the affirmative vote of a majority of directors then in office, but any vacancy filled in such manner shall be filled only until the next annual meeting of stockholders.

d. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

e. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no such action by the Board of Directors, unless approved by a majority of the voting shares of capital stock of the Corporation then entitled to vote at an election of directors, shall amend, alter, change or repeal the right of stockholders as provided for in the By-Laws to call a special meeting of stockholders; and provided further that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SEVENTH:  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

EIGHTH:  Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation delivery to its registered office, its principal place of business or an officer or director of the Corporation having custody of the book in which proceedings of meetings of members are recorded.

NINTH:  Pursuant to § 203(b)(1) of the GCL, the Corporation hereby expressly opts not to be governed by GCL § 203.

TENTH:  Any action by the Board of Directors to make, alter, amend, change, add to or repeal this Certificate of Incorporation shall be approved by the affirmative vote of not less than a majority of the voting power of the shares of capital stock of the Corporation then entitled to vote at an election of directors. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

SallieMae® Admission Ticket Champions for Higher Education. CI23456789 000000000.000000 ext 000000000.000000 ext :\;m f\ SAMPLE 000000000.000000 ext 000000000.000000 ext DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas, ~ Annual Meeting Proxy Card ‘” PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‘” B Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 • 3. Election of Directors’ For Against Abstain For Against Abstain For Against Abstain + 01 — Ann Torre Bates 02 — W.M. Diefenderfer III 03 — Diane Suitt Gilleland 04 — Earl A. Goode 05 Ronald F. Hunt 06 Albert l. Lord 07 Michael E. Martin 08 — Barry A. Munitz 09 — Howard H. Newman 10 A Alexander Porter Jr. 11 Frank C, Puleo 12 Wolfgang Schoelikopf 13 — Steven L Shapiro 14 — Anthony P, Terracciano 15 — Barry L, Williams if you wish to cumulate votes for Directors, do NOT mark the boxes above, but check this box and write your voting instructions on the line below. For Against Abstain For Against Abstain 2, Amendment to the Certificate of incorporation 3, Ratify the Appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm iii Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title Date (mm/dd/yyyy) — Please print date below, Signature — Please keep signature within the box Signature 2 — Please keep signature within the box. 1 J T • I 1 UP X o 1 696 3 1 + OOUQOM

2008 Annual Meeting Admission Ticket 2008 Annual Meeting of SLM Corporation May 8, 2008 11:00 A.M. Upon arrival, please present this admission ticket and photo identification at the registration desk. ... PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE SallieMae® Champions for Higher Education.’” Proxy — SLM Corporation Proxy Solicited by Board of Directors for Annual Meeting — May 8, 2008 Each of the undersigned, revoking all other proxies heretofore given, hereby constitutes and appoints Michael E. Sheehan or Mary F. Eure, each individually and with full power of substitution, as proxy or proxies to represent and vote all shares of Common Stock, par value $.20 per share (the “Common Stock”), of SLM Corporation (the ‘Company’) owned by the undersigned at the Annual Meeting and any adjournments or postponements thereof. if you wish to cumulate votes for a Director(s), write the name(s) of the nominee(s) on the reverse side and next to the name(s), the percentage(s) of votes you wish to allocate, not to exceed 100%. The shares represented hereby wm be voted in accordance with the directions given in this proxy, If not otherwise directed herein! shares represented by this proxy will be voted FOR Item 1 (Election of Directors), FOR Item 2(Amendment to the Certificate of Incorporation). and FOR Item 3 (Ratify the Appointment of Independent Accountants), If any other matters are property brought before the Annual Meeting, proxies will be voted on such matters as the named herein, in their sole discretion, may determine,

SallieMae® Admission Ticket Champions for Higher Education. 000000000.000000 ext 000000000.000000 ext 000000000,000000 ext 000000000.000000 ext A SAMPLE Designation (if ANY) 000000000.000000 ext 000000000.000000 ext ADD 2 /ADD 3 ADD 4 ADD 5 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas — Annual Meeting Voting Instruction Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE, Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 — 3, Election of Directors’ For Against Abstain For Against Abstain For Against Abstain + 01 Arm Torre Bates 02 W.M. Diefenderfer III 03 — Diane Suitt Gilleland 000 04 Earl A. Goode 05 Ronald F Hunt 06 Albert L lord 0G, Michael E Martin 08 — Barry A. Munitz 09 Howard H. Newman 10 A. Alexander Porter, Jr. Frank C. Puleo 12 • Wolfgang Schoelikopf 13 Steven l. Shapiro 14 Anthony P. Terracciano 15 — Barry L. Williams If you wish to cumulate votes for Directors, do NOT mark the boxes above, but check this box and write your voting instructions on the line below. o For Against Abstain For Against Abstain 2 Amendment to the Certificate of incorporation 3. Ratify the appointment of PricewaterhouseCoopers LLP as the registered public accounting firm, B Authorized Signatures — This section must be completed for your vote to be counted, — Date and Sign Below Please sign exactly as name(s) appears hereon, Joint owners should each sign, When signing as attorney, executor, administrator. corporate officer trustee, guardian or custodian, please give full title DATE (mm/dd/yyyy) Please print date below Signature 1- Please keep signature within title box Signature 2- Please keep signature within tHe box

2008 Annual Meeting Admission Ticket 2008 Annual Meeting of SLM Corporation May 8, 2008 11:00 A.M. Upon arrival, please present this admission ticket and photo identification at the registration desk. T PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Champion’s for Higher Education.’” VOTING INSTRUCTION CARD — SLM Corporation Annual Meeting of Shareholders to be held on May 8, 2008 This Instruction Card is Solicited by Fidelity Management Trust Company As a participant in The Sallie Mae 401 (k) Savings Plan or The Sallie Mae DMO 401 (k) Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of SLM Corporation attributable to your account at the Annual Meeting to be held on May 8, 2008 at 11:00 A.M. Eastern Time. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your Individual voting direction. Unless otherwise required by law, the shares attributable to your account will be voted as directed. If no direction Is made, if the card is not signed, or if the card Is not received by May 5, 2008, the shares attributable to your account will be voted in the same proportion as directions received from participants,